UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
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SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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Filed by the Registrant ☒                                                      Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GENEREX BIOTECHNOLOGY CORPORATION

(Name of Registrant as Specified In Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

GENEREX BIOTECHNOLOGY CORPORATION
33 Harbour Square
Suite 202
Toronto, Ontario, Canada M5J 2G2

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD WEDNESDAY, JUNE 8, 2011

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Generex Biotechnology Corporation ("Generex") that will be held on Wednesday, June 8, 2011, at 12:00 pm (local time), at the Grand Hyatt New York, 109 East 42nd Street at Grand Central Terminal, New York, New York, USA 10017, for the following purposes, as set forth in the accompanying Proxy Statement:

1.	To elect six directors;

2.	To conduct an advisory vote on executive compensation;

3.	To conduct an advisory vote on the frequency of a stockholder vote on executive compensation;

4.	To ratify the appointment of MSCM LLP as independent public accountants for the year ending July 31, 2011;

5.
To approve an amendment to our Restated Certificate of Incorporation to effect, at any time prior to December 7, 2012, a reverse stock split of our common stock at an exchange ratio to be determined and to proportionately reduce the number of shares of the common stock authorized for issuance (the implementation of the reverse stock split, ratio and timing of which will be subject to (i) the discretion of the Board of Directors and (ii) the approval of Generex’s application for listing on a U.S. national stock exchange contingent only upon Generex meeting the minimum share price requirement of such exchange);

6.	To approve the adjournment of the annual meeting, if necessary, to solicit additional proxies to vote in favor of the proposal set forth in Item 5; and

7.	To conduct any other business as may properly come before the annual meeting or any adjournment or postponement thereof.

The Board of Directors has established the close of business on April 11, 2011, as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the annual meeting and any adjournment or postponement thereof.  Generex is complying with the Securities and Exchange Commission rule that permits us to furnish proxy materials to stockholders on the Internet. This Notice and the Proxy Statement are being made available to stockholders on or about April 20, 2011.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 8, 2011: The proxy statement for the special meeting of stockholders will be made available to stockholders on the Internet at www.generex.com/proxy.

Your vote is very important. Whether or not you plan to attend the annual meeting of stockholders, we urge you to vote and to submit your proxy over the Internet, by telephone or by mail. If you are a registered stockholder and attend the meeting, you may revoke the proxy and vote your shares in person. If you hold your shares through a bank or broker and want to vote your shares in person at the meeting, please contact your bank or broker to obtain a legal proxy.

By order of the Board of Directors,

/s/ Mark A. Fletcher
Mark A. Fletcher
Secretary

April 15, 2011

GENEREX BIOTECHNOLOGY CORPORATION
33 Harbour Square
Suite 202
Toronto, Ontario, Canada M5J 2G2

PROXY STATEMENT

TABLE OF CONTENTS

Page

About the Annual Meeting and Voting at the Meeting	1
Election of Directors (Item 1 on the Proxy Card)	5
Independence and Compensation of Directors	7
Director Independence	7
Non-Employee Directors’ Compensation	8
Corporate Governance	9
Code of Ethics	9
Board Structure; Risk Oversight; Risk Assessment of Compensation Policies and Practices	9
Board Meetings; Annual Meeting Attendance	10
Audit Committee	10
Compensation Committee	10
Corporate Governance and Nominating Committee	11
Director Nominations by Stockholders	11
Communications with Directors	12
Executive Compensation	12
Compensation Discussion and Analysis	12
Compensation Committee Report	17
Executive Compensation Tables	17
Compensation Elements; Employment Agreements and Agreements Providing Payments Upon Retirement, Termination or Change in Control for Named Executives	19
Other Benefit Plans	23
Potential Payments Upon Termination or Change-in-Control	23
Advisory Vote on Executive Compensation (Item 2 on the Proxy Card)	26
Advisory Vote on Frequency of Stockholder Vote on Executive Compensation (Item 3 on the Proxy Card)	27
Ratification of the Appointment of MSCM LLP as Generex’s Independent Public Accountants for Fiscal Year 2011 (Item 4 on the Proxy Card)	28
Audit Matters	29
Fees Paid to Generex’s Independent Public Accountants	29
Policy for Pre-Approval of Audit and Non-Audit Services	29
Report of the Audit Committee	30
Approval of an Amendment to Generex’s Restated Certificate of Incorporation, Subject to Board Approval and Listing Application Approval, to Effect a Reverse Stock Split of Common Stock and to Reduce the Number of Authorized Shares of Common Stock (Item 5 on the Proxy Card)	31
Approval of the Adjournment of the Annual Meeting, If Necessary to Solicit Additional Proxies for Proposal Set Forth in Item 5 (Item 6 on the Proxy Card)	38
Security Ownership of Certain Beneficial Owners and Management	39
Certain Transactions	40
Change in Control	40
Section 16(a) Beneficial Ownership Reporting Compliance	41
Other Information	41
Annual Report.	41
Stockholder Proposals for the Next Annual Meeting	41
Appendix A – Audit Committee Charter	A-1
Appendix B – Corporate Governance and Nominating Committee Charter	B-1
Appendix C – Form of Certificate of Amendment to Restated Certificate of Incorporation	C-1

ABOUT THE ANNUAL MEETING AND VOTING AT THE MEETING

Why am I being furnished this Proxy Statement?

This Proxy Statement is provided to the stockholders of Generex in connection with the solicitation by our Board of Directors of proxies for use at our annual meeting of stockholders to be held on Wednesday, June 8, 2011 at 12:00 pm (local time), at the Grand Hyatt New York, 109 East 42nd Street at Grand Central Terminal, New York, New York, USA 10017, and any adjournments or postponements thereof.  Generex’s Annual Report to Stockholders in respect of the fiscal year of Generex ended July 31, 2010, as amended, including financial statements, accompanies this Notice and Proxy Statement, but is not incorporated as part of the Proxy Statement and is not to be regarded as part of the proxy solicitation material.

What are the items of business for the meeting?

The items of business for the meeting are as follows:

•	To elect six directors;

•	To conduct an advisory vote on executive compensation;

•	To conduct an advisory vote on the frequency of a stockholder vote on executive compensation;

•	To ratify the appointment of MSCM LLP as independent public accountants for the year ending July 31, 2011;

•
To approve an amendment to our Restated Certificate of Incorporation to effect, at any time prior to December 7, 2012, a reverse stock split of our common stock at an exchange ratio to be determined and to proportionately reduce the number of shares of the common stock authorized for issuance (the implementation of the reverse stock split, ratio and timing of which will be subject to (i) the discretion of the Board of Directors and (ii) the approval of Generex’s application for listing on a U.S. national stock exchange contingent only upon Generex meeting the minimum share price requirement of such exchange);

•	To approve the adjournment of the annual meeting, if necessary, to solicit additional proxies to vote in favor of the proposal set forth in Item 5 on the Proxy Card; and

•	To conduct any other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Who is soliciting my proxy?

The Board of Directors is soliciting your proxy in order to provide you with an opportunity to vote on all matters scheduled to come before the meeting whether or not you attend the meeting in person.

What if I received in the mail a Notice of Internet Availability of Proxy Materials?

In accordance with rules adopted by the Securities and Exchange Commission (SEC), we are providing access to our proxy materials over the Internet. Accordingly, on or about April 20, 2011, we are mailing to our record and beneficial stockholders a Notice of Internet Availability of Proxy Materials, which contains instructions on how to access our proxy materials over the Internet. If you received a Notice of Internet Availability of Proxy Materials, you will not receive a printed copy of our proxy materials by mail unless you request one. You may request a printed copy of our proxy materials for the 2011 annual meeting.  If you wish to receive a printed copy of our proxy materials, you should follow the instructions for requesting those materials included in the Notice of Internet Availability of Proxy Materials.

Who is entitled to vote?

You may vote if you owned shares of Generex’s common stock as of the close of business on April 11, 2011, which is the record date.  You are entitled to one vote for each share of common stock that you own.  As of April 11, 2011, we had 295,027,282 shares of common stock outstanding.

How do I vote before the meeting?

If you hold your shares in your own name as the stockholder of record, you have three options for voting and submitting your proxy before the meeting:

•	By Internet — We encourage you to vote and submit your proxy over the Internet at www.proxyvote.com.

•	By Telephone — You may vote and submit your proxy by calling 1-800-690-6903.

•	By Mail — If you received your proxy materials by mail, you may vote by completing, signing and returning the enclosed proxy card.

If you are a street-name stockholder, you will receive instructions from your bank, broker or other nominee describing how to vote your shares.  Certain of these institutions offer telephone and Internet voting.  Please refer to the information forwarded by your bank, broker or other nominee to see which options are available to you.

What shares can I vote?

You may vote all shares owned by you as of the close of business on April 11, 2011, the record date.  These shares include:

•	Shares held directly in your name as the stockholder of record; and

•
Shares of which you are the beneficial owner but not the stockholder of record (typically referred to as being held in “street name”).  These are shares that are held for you through a broker, trustee or other nominee such as a bank.

May I vote at the meeting?

You may vote your shares at the meeting if you attend in person.  If you hold your shares through an account with a bank or broker, you must obtain a legal proxy from the bank or broker in order to vote at the meeting.  Even if you plan to attend the meeting, we encourage you to vote your shares by proxy over the Internet, by telephone or by mail.

How do I revoke my proxy?

If you are the stockholder of record, you may revoke your proxy at any time before the polls close at the meeting.  You may change you vote by:

•	Signing another proxy card with a later date and returning it to us prior to the meeting.

•	Voting again over the Internet or by telephone prior to 11:59 p.m., Eastern Time, on June 7, 2011.

•	Voting at the meeting if you are the stockholder of record.

•	Voting at the meeting if you are the beneficial owner and have obtained a legal proxy from your bank or broker.

Our principal executive offices are located at 33 Harbour Square, Suite 202, Toronto, Ontario, Canada M5J 2G2, and our telephone number is (416) 364-2551.

Will my shares be voted if I do not return my proxy?

If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, vote by telephone, return your proxy, or vote by ballot at the 2011 annual meeting.

If your shares are held in “street name,” your brokerage firm, under certain circumstances, may vote your shares for you if you do not return your proxy. Brokerage firms have authority to vote customers’ unvoted shares on some routine matters. If you do not give a proxy to your brokerage firm to vote your shares, your brokerage firm may either vote your shares on routine matters, or leave your shares unvoted.  Item 4 to ratify the appointment of MSCM LLP as our independent public accountants and Item 5 to approve the reverse stock split are considered routine matters.  The following are considered non-routine matters:  Item 1 to elect directors, Item 2 for advisory vote on executive compensation, and Item 3 for advisory vote on frequency of executive compensation vote.  Your brokerage firm cannot vote your shares with respect to Items 1, 2, or 3 unless they receive your voting instructions. We encourage you to provide voting instructions to your brokerage firm by giving your proxy. This ensures your shares will be voted at the 2011 annual meeting according to your instructions. You should receive directions from your brokerage firm about how to submit your proxy to them at the time you receive this Proxy Statement.

What if I return my proxy card but do not provide voting instructions?

Proxy cards that are signed and returned but do not contain instructions will be voted as follows:

•	For the election of the nominees for director named on page 5 of this Proxy Statement;

•	For the approval of the executive compensation as described in this Proxy Statement;

•	For conducting an advisory vote on executive compensation every two (2) years;

•	For the ratification of the appointment of MSCM LLP as independent public accountants for the year ending July 31, 2011;

•
For the approval of the amendment to our Restated Certificate of Incorporation to effect, at any time prior to December 7, 2012, a reverse stock split of our common stock at an exchange ratio to be determined and to proportionately reduce the number of shares of the common stock authorized for issuance (the implementation of the reverse stock split, ratio and timing of which will be subject to (i) the discretion of the Board of Directors and (ii) the approval of Generex’s application for listing on a U.S. national stock exchange contingent only upon Generex meeting the minimum share price requirement of such exchange);

•	For the approval of the adjournment of the Generex special meeting, if necessary, to solicit additional proxies for the proposal set forth in Item 5 (reverse stock split) on the proxy card.

•	In accordance with the best judgment of the individuals named as proxies on the proxy card on any other matters properly brought before the meeting.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials or one proxy card?

Your shares are probably registered in more than one account.  You should vote all of your shares.  We encourage you to consolidate all of your accounts by registering them in the same name, social security number and address.  For assistance consolidating accounts where you are the stockholder of record, you may contact our transfer agent, StockTrans, at 1-800-733-1121.

May stockholders ask questions at the meeting?

Yes.  Generex representatives will answer stockholders’ questions of general interest at the end of the meeting.

How many votes must be present to hold the meeting?

In order for us to conduct our meeting, a majority of our outstanding shares of common stock as of April 11, 2011 must be present in person or by proxy at the meeting.  This is referred to as a quorum.  If a quorum is not present, we expect that the annual meeting will be adjourned until we obtain a quorum.

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail.  Shares voted by banks or brokers on behalf of beneficial owners are also counted as present at the meeting.  In addition, abstentions and broker non-votes will be counted for purposes of establishing a quorum with respect to any matter properly brought before the meeting.  Broker non-votes occur on a matter when a bank or broker is not permitted under applicable rules and regulations to vote on a matter without instruction from the beneficial owner of the underlying shares and no instruction has been given.

How many votes are needed for each proposal and how are the votes counted?

The six nominees for director receiving the highest number of votes FOR election will be elected as directors (Item 1 on the Proxy Card). This is called a plurality. Abstentions and broker non-votes are not counted for purposes of electing directors.

The favorable vote of a majority of shares of our common stock outstanding will be required for the approval of the reverse stock split (Item 5 on the Proxy Card).  Abstentions and broker non-votes will have the effect of negatives votes on Item 5. Item 5 is considered a routine matter on which brokers will be permitted to vote in their discretion even if the beneficial owners do not provide voting instructions.

The affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the particular proposal will be required for:

•	the approval of the executive compensation as described in this Proxy Statement (Item 2 on the Proxy Card);

•	the approval of the frequency of holding an advisory vote on executive compensation (Item 3 on the Proxy Card);

•	the ratification of the appointment of MSCM LLP as independent public accountants for the year ending July 31, 2011 (Item 4 on the Proxy Card);

•	the adjournment of the annual meeting, if necessary, to solicit additional proxies to vote in favor of the proposal set forth in Item 5 (Item 6 on the Proxy Card); and

•	any other proposal that might properly come before the meeting.

Abstentions will be counted toward the tabulation of votes cast on Items 2, 3, 4 and 6 and will have the effect of negative votes.  Items 4 and 6 are considered routine matters on which brokers will be permitted to vote in their discretion even if the beneficial owners do not provide voting instructions. However, Items 2 and 3 are not considered routine matters, and brokers will not be permitted to vote on Items 2 or 3 if the beneficial owners fail to provide voting instructions. Broker non-votes will have the effect of negative votes.

How will proxies be voted on other items or matters that properly come before the meeting?

If any other items or matters properly come before the meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

Is Generex aware of any other item of business that will be presented at the meeting?

The Board of Directors does not intend to present, and does not have any reason to believe that others will present, any item of business at the annual meeting other than those specifically set forth in the notice of the meeting. However, if other matters are properly brought before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

Who can answer any questions I may have about the annual meeting of stockholders and voting my shares?

Shareholders may contact Alliance Advisors, Generex's proxy solicitation agent for the annual meeting of stockholders, toll-free at 877-777-5092.

Where do I find the voting results of the annual meeting?

We will report the voting results in a current report on Form 8-K within four business days after the end of the annual meeting.

Who bears the costs of soliciting these proxies?

We have hired Alliance Advisors to assist us in soliciting proxies in connection with the annual meeting. We will pay Alliance’s fees, which we expect to be approximately $7,500, plus all expenses for such services.  In addition, our directors, officers, and employees may solicit proxies by telephone, e-mail, and in person, without additional compensation.  Upon request, we will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for distributing proxy materials to stockholders.  All costs and expenses of any solicitation, including the cost of preparing this proxy statement and posting it on the Internet and mailing the Notice of Internet Availability of Proxy Materials, will be borne by Generex.

ELECTION OF DIRECTORS
(Item 1 on the Proxy Card)

How many directors will be elected at the meeting?

Six directors are to be elected at the annual meeting of stockholders.

What is the term of office for each director elected at the meeting?

All directors will be elected to hold office until the next annual meeting of stockholders following election and until their successors are duly elected and qualified.

Who are the nominees for election as directors?

The persons named below have been approved by our full Board of Directors as nominees for election as directors.  Three of the nominees currently serve as our directors.  One current director, Rose C. Perri, was not nominated to stand for re-election:

Name	Age	Position Held with Generex	Director Since

John P. Barratt	66	Chairman and Independent Director	March 2003

Nola E. Masterson	64	Independent Director	May 2007

Brian T. McGee	50	Independent Director	March 2004

Mark A. Fletcher	45	President and Chief Executive Officer, General Counsel and Secretary	-

James H. Anderson, Jr., M.D.	64	Nominee	-

Eric Von Hofe, Ph.D.	56	Nominee and President of Antigen Express, Inc.	-

Biographical Information of Nominees for Directors:

John P. Barratt. Independent Director since March 2003 and Chairman of the Board since September 2010.  Mr. Barratt is currently the Chairman of the Generex Compensation Committee and a member of the Generex Audit Committee and Corporate Governance and Nominating Committee. Mr. Barratt served as the Board Liaison Officer of The Caldwell Partners International from July 2006 until May 2009. From April 2005 to July 2006, Mr. Barratt served as Chief Operating Officer of The Caldwell Partners International. The Caldwell Partners International is a Canadian-based human capital professional services company. Mr. Barratt from January 2002 until February 2007 served as the court-appointed Responsible Person and Liquidation Manager of Beyond.com Corporation, Debtor-in-Possession, a U.S. Chapter 11 Bankruptcy case, in which capacity Mr. Barratt reported to the bankruptcy court and to the U.S. Trustee’s Office. From September 2000 to January 2002, Mr. Barratt acted in the capacity of Chief Operating Officer of Beyond.com Corporation, an electronic fulfillment provider. Between 1996 and 2000, Mr. Barratt was partner-in-residence with the Quorum Group of Companies, an international investment partnership specializing in providing debt and/or equity capital coupled with strategic direction to emerging technology companies. Between 1988 and 1995, Mr. Barratt held a number of positions with Coscan Development Corporation, a real estate development company, the last position of which was Executive Vice-President and Chief Operating Officer. Mr. Barratt currently serves on a number of Boards of Directors, including Brookfield Investments Corporation and BAM Split Corporation, and is a member of the Board of Directors and Chairman of the Risk Policy Committee of the Bank of China (Canada). Mr. Barratt also serves as Chairman of the Independent Review Committees of BAM Split Corp. and Brookfield Soundvest Capital Management Ltd.  Mr. Barratt is currently the Chief Financial Officer and a member of the Advisory Board of Crystal Fountains Inc. and also served as interim Chief Financial Officer of its subsidiary, Crystal Fountains Inc. from September 2008 to May 2009.  The Board believes that Mr. Barratt’s wide-ranging business experience in various industries, his extensive service as an executive officer and director in various companies, and his knowledge of finance, combined with his leadership skills and business judgment, provide our Board with valuable financial and operational expertise and leadership skills.

Nola E. Masterson. Independent Director since May 2007. Ms. Masterson is currently the Chair of the Generex Corporate Governance and Nominating Committee and a member of the Generex Audit Committee and Compensation Committee. Since 1982, she has been the chief executive officer of Science Futures Inc., an investment and advisory firm. Ms. Masterson is currently Managing Member and General Partner of Science Futures Management Co. LLC, which administers several venture funds invested in life science fund of funds and life science companies. She also serves as Chairwoman of the Board of Directors of Repros Therapeutics Inc. and serves as Chair of the Compensation Committee and Nominating and Corporate Governance Committee and is a member of the Audit Committee.  Repros is a development stage biopharmaceutical company formerly known as Zonagen, Inc. (currently trading on The NASDAQ Global Market under the symbol “RPRX”). Ms. Masterson was the first biotechnology analyst on Wall Street, working with Drexel Burnham Lambert and Merrill Lynch, and is a co-founder and first president of Sequenom, Inc., a genetic analysis company located in San Diego and Hamburg, Germany. She also started the BioTech Meeting in Laguna Nigel, CA, the annual Biopharmaceutical Conference in Europe, and was nominated to the 100 Irish American Business List in 2003. Ms. Masterson began her career at Ames Company, a division of Bayer, and spent eight years at Millipore Corporation in sales and sales management. Ms. Masterson has 34 years of experience in the life science industry. She received her Masters in Biological Sciences from George Washington University, and continued Ph.D. work at the University of Florida. The Board believes that Ms. Masterson’s extensive experience in the life science industry and venture capital and investment industry, her business experience, including her experience as an executive officer of an investment advisory company and as a director of a publicly-traded biopharmaceutical company, combined with her business judgment, provide our Board with valuable scientific and operational expertise.

Brian T. McGee. Independent Director since March 2004. Mr. McGee is currently the Chairman of the Generex Audit Committee and a member of the Generex Compensation Committee and Corporate Governance and Nominating Committee. Mr. McGee has been a partner of Zeifmans LLP ("Zeifmans") since 1995. Mr. McGee began working at Zeifmans shortly after receiving a B.A. degree in Commerce from the University of Toronto in 1985. Zeifmans is a Chartered Accounting firm based in Toronto, Ontario. A significant element of Zeifmans’ business is public corporation accounting and auditing. Mr. McGee is a Chartered Accountant. Throughout his career, Mr. McGee has focused on, among other areas, public corporation accounting and auditing. In 1992, Mr. McGee completed courses focused on International Taxation and Corporation Reorganizations at the Canadian Institute of Chartered Accountants and in 2003, Mr. McGee completed corporate governance courses on compensation and audit committees at Harvard Business School. In April 2004 Mr. McGee received his CPA designation from The American Institute of Certified Public Accountants.  Mr. McGee has received a certificate in International Financial Reporting Standards issued by The Institute of Chartered Accountants in England and Wales in 2010.  The Board believes that Mr. McGee’s knowledge and understanding of accounting and finance, his education and training in accounting and corporate governance, and his extensive experience in the accounting industry, combined with his business acumen and judgment, provide our Board with valuable accounting and financial expertise.

Mark Fletcher, Esq. Mr. Fletcher was appointed as President and Chief Executive Officer in March 2011 and has served and continues to serve as Secretary since September 2010 and as General Counsel since April 2003.  Mr. Fletcher was appointed as Interim President/Chief Executive Officer and Secretary in September 2010.  In April 2003, he took the position of Executive Vice President and General Counsel with Generex.  From October 2001 to March 2003, Mr. Fletcher was engaged in the private practice of law as a partner at Goodman and Carr LLP, a leading Toronto law firm. From March 1993 to September 2001, Mr. Fletcher was a partner at Brans, Lehun, Baldwin LLP, a law firm in Toronto. Mr. Fletcher received his LL.B. from the University of Western Ontario in 1989 and was admitted to the Ontario Bar in 1991.  The Board believes that Mr. Fletcher’s wide-ranging legal knowledge and extensive experience as a practicing lawyer, combined with his managerial skills and business acumen and judgment, provide our Board with valuable legal and operational expertise and leadership skills.

James H. Anderson, Jr., M.D.  Nominee. Dr. Anderson has served on the Generex Scientific Advisory Board since October 2010.  Dr. Anderson is a diabetologist and endocrinologist who has been in the pharmaceutical industry for over 25 years. He is currently CEO and President of Symcopeia, a private drug discovery and development company focused on new mechanisms of action for the treatment of diabetes mellitus, and diabetes related obesity and cardiovascular diseases.  From 2005 to 2009, Dr. Anderson served as Senior Medical Director for Diabetes and Cardiometabolic Medicine with Eli Lilly and Company and  had medical responsibility for diabetes and cardiometabolic drug development, and drove the clinical development, registration and launch of two families of diabetes care products, Humulin® and Humalog.   At Eli Lilly, Dr. Anderson contributed to the inventions of the first recombinant DNA produced human insulin analog products, led multiple clinical drug development projects, was responsible for 6 US NDAs and had clinical responsibility for all insulin products worldwide.  Dr. Anderson is an elected Fellow of the Faculty of Pharmaceutical Medicine of the Royal Colleges of Physicians of the UK, was a founding board member of the American Association of Pharmaceutical Physicians and  is a Fellow of the American College of Endocrinology.  Dr. Anderson has been active in the American Diabetes Association and is a member of the International Diabetes Federation, the European Association for the Study of Diabetes, and the Endocrine Society.  Dr. Anderson is a founding editorial board member of two journals for diabetes, and serves on the editorial boards or as a reviewer for 5 other diabetes/endocrine journals.  Dr. Anderson is a Clinical Associate Professor of Medicine for the Division of Endocrinology and Metabolism at the Indiana University School of Medicine and was awarded an M.D. from the LSU School of Medicine.  Dr. Anderson attained the rank of Lieutenant Colonel in the US Army Medical Corps and during his military career, he served as the Chairman, Department of Clinical Investigation at the Army’s largest healthcare center, and Chief of the Medical Division of the US Army Medical Research Institute for Infectious Diseases.  Dr. Anderson also serves on the Medical/Scientific Advisory Boards of Elona Biotechnologies, Inc. and Zimmerman Biotechnologies, LLC.  The Board believes that Dr. Anderson’s extensive experience in the pharmaceutical industry, his experience in the diabetes and endocrinology fields, combined with his business experience and judgment, provide our Board with valuable scientific and operational expertise.

Eric von Hofe, Ph.D. Nominee.  Dr. von Hofe is currently President of Antigen Express, Inc., a wholly-owned subsidiary of Generex.  He has held this position since 2005.  Since 2005, he has also been a Vice President of Generex.  He has extensive experience with technology development projects, including his previous position at Millennium Pharmaceuticals as Director of Programs & Operations, Discovery Research. Prior to that, Dr. von Hofe was Director, New Targets at Hybridon, Inc., where he coordinated in-house and collaborative research that critically validated gene targets for novel antisense medicines. Dr. von Hofe also held the position of Assistant Professor of Pharmacology at the University of Massachusetts Medical School, where he received a National Cancer Institute Career Development Award for defining mechanisms by which alkylating carcinogens create cancers. He received his Ph.D. from the University of Southern California in Experimental Pathology and was a postdoctoral fellow at both the University of Zurich and Harvard School of Public Health. His work has been published in forty-three articles in peer-reviewed journals, and he has been an inventor on four patents.  The Board believes that Dr. von Hofe 's experience in private and publicly traded companies in the biotechnology industry, including leadership and management positions, his scientific expertise together with his practical understanding of the requirements for success of both therapeutic and technology development provide the Board with valuable scientific, business and strategic expertise.

Are there any family relationships among Generex’s officers and directors?

There are no family relationships among our officers and directors.

What if a nominee is unable or unwilling to serve?

If, for any reason, any of the nominees shall become unavailable for election, the shares represented by proxies may be voted for any substitutes proposed by the Corporate Governance and Nominating Committee and approved by the Board of Directors.  At this time, the Board of Directors knows of no reason why any of the nominees might be unavailable to serve.

What if I return my proxy card but do not provide voting instructions with respect to the election of directors?

The individuals named in the accompanying proxy intend to vote all proxies received by them for the nominees listed above unless otherwise instructed.

What if I do not wish to vote for a particular nominee?

If you do not wish your shares to be voted for any of the nominees, you may so indicate.

How does the Board of Directors recommend that I vote?

We recommend that you vote For the election of each of the six nominees named in this proxy statement to the Board of Directors.

INDEPENDENCE AND COMPENSATION OF DIRECTORS

Director Independence

The Board of Directors currently consists of three members, all of whom are “independent” as defined under applicable rules of the SEC and The NASDAQ Stock Market LLC. The three independent members of the Board of Directors are John P. Barratt, Brian T. McGee and Nola E. Masterson.  During the fiscal year ended July 31, 2010, the board consisted of five members, including the three independent directors identified in the preceding sentence and Rose C. Perri and Anna E. Gluskin.  Ms. Perri and Ms. Gluskin were not independent under applicable SEC and NASDAQ rules.

Neither Mark Fletcher nor Dr. Eric von Hofe, both of whom are nominees for director, would be independent under applicable SEC and NASDAQ rules.  Dr. Anderson would be considered independent under NASDAQ rules.

For a director to be considered independent, the Board must determine that the director has no relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

All members of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee must be independent directors under NASDAQ rules. Members of the Audit Committee also must satisfy a separate SEC independence requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries other than their directors’ compensation. In addition, under SEC rules, an Audit Committee member who is an affiliate of the issuer (other than through service as a director) cannot be deemed to be independent.

Non-Employee Directors' Compensation

In fiscal 2010, our policy for compensation of non-employee directors was as follows:

•
Nonemployee directors receive an annual cash base retainer. Each nonemployee director serving on the Board of Directors as of May 27, 2008 is entitled to an annual cash retainer of $40,000. Each new nonemployee directors will initially receive a cash retainer of $20,000, increasing to $30,000 for the second year, and $40,000 thereafter.

•
At the discretion of the full Board of Directors, nonemployee directors may receive stock options to purchase shares of our common stock or shares of restricted stock each fiscal year. The number and terms of such options or shares is within the discretion of the full Board of Directors.

•	Nonemployee directors serving on committees of the Board of Directors receive additional cash compensation as follows:

Committee	Chairperson	Member
Audit Committee	$15,000	$5,000
Compensation Committee	$15,000	$5,000
Governance & Nominating Committee	$5,000	$2,000

Directors who are officers or employees of Generex do not receive separate consideration for their service on the Board of Directors. The compensation received by Ms. Gluskin and Ms. Perri as employees of Generex is show in the Summary Compensation Table above.

In October 2009, the Board of Directors approved the extension of the exercise periods for certain stock options held by Messrs. Barratt and McGee.  By their original terms, these options were due to expire on either October 26, 2009 or April 5, 2010.  The Board of Directors approved the extension of the exercise periods for the options through October 26, 2014.  The extension of these options was done in conjunction with an extension of a number of similar employee and executive options which were also due to expire shortly after the extension date.  As the options had been granted for long-term incentive and retention purposes, the Board of Directors concluded that the extension of these options would continue to provide future benefit to the company in terms of incentive and retention.  The modified options are identified in footnote (3) of the Fiscal Year 2010 Director Compensation Table below.

Fiscal Year 2010 Director Compensation Table

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Option Awards (3)	All Other Compensation	Total
John P. Barratt	$62,000	$0	$97,995	$0	$159,995
Brian T. McGee	$62,000	$0	$97,995	$0	$159,995
Nola E. Masterson	$55,000	$0	$43,850	$0	$98,850

(1) Includes the annual retainer and additional fees for directors who chair a Board committee or who serve on a Board committee.

(2) There were no restricted stock awards to directors in fiscal year 2010.  As of July 31, 2010, the aggregate number of shares underlying stock awards previously granted to each non-employee director was as follows: Mr. Barratt (150,000), Ms. Masterson (100,000) and Mr. McGee (150,000).

(3) Includes the grant date fair value for options to purchase 100,000 shares of common stock granted to each director on March 8, 2010, calculated in accordance with FASB ASC Topic 718. For fiscal 2010, assumptions used to calculate these amounts are set forth in Note 15 of the Notes to Consolidated Financial Statements included in Item 8 – Financial Statements and Supplementary Data of Generex’s Annual Report on Form 10-K filed with the SEC.  The grant date fair value for these options is based on the Black-Scholes model valuation of $0.58 per share. The following assumptions were used in the calculation: expected term of 10 years; a risk-free interest rate of 0.12%; and expected price volatility of 105.7%.  The options granted on March 8, 2010 vest as follows: 1/3 of the options are exercisable on the date of grant; 1/3 of the options become exercisable on August 1, 2010, and 1/3 of the options become exercisable on August 1, 2011.

Also includes the incremental fair value computed as of the modification date in accordance with FASB ASC Topic 718 for certain outstanding options held by each of Messrs. Barratt and McGee the exercise periods of which were extended through October 26, 2014 by the Board of Directors on October 20, 2009:

No. of Shares of Common Stock Underlying Option	Exercise Price per Share	Grant Date	Original Expiration Date	Incremental Fair Value as of 10/26/09
70,000	$0.94	10/26/04	10/26/09	$0.43
35,714	$0.001	4/5/05	4/4/10	$0
100,000	$0.56	4/5/05	4/4/10	$0.24

At fiscal year end, the total number of stock options held by each non-employee director was as follows: : Mr. Barratt (375,714),  Mr. McGee (305,714) and Ms. Masterson (100,000).

CORPORATE GOVERNANCE

Code of Ethics

Generex has adopted a code of ethics that applies to its directors and the following executive officers: the President, Chief Executive Officer, Chief Financial Officer (principal financial/accounting officer), Chief Operating Officer, any Vice-President, Controller, Secretary, Treasurer and any other personnel performing similar functions. We also expect any consultants or advisors whom we retain to abide by this code of ethics. The Generex Code of Ethics has been posted on Generex's Internet web site - www.generex.com.

Board Structure; Risk Oversight; Risk Assessment of Compensation Policies and Practices

The business affairs of Generex are managed under the direction of our Board of Directors.  A Special Committee of the Board of Directors, which was formed on September 29, 2010 and is comprised of our three independent directors, made significant changes to the leadership structure of the Board.  In addition to terminating our former Chairman, President and Chief Executive Officer on September 29, 2010, the Special Committee determined that having an independent director serve as Chairman of the Board is in the best interest of stockholders at this time and appointed Mr. Barratt as Chairman. This structure has been particularly suitable given the appointment of Mr. Fletcher as interim President and CEO as the Board has considered significant adjustments to Generex’s strategic direction following its delisting from The NASDAQ Stock Market. The structure ensures a greater role for the independent directors in the oversight of Generex and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.

The Board is actively involved in oversight of risks that could affect Generex. This oversight is conducted primarily through committees of the Board, as disclosed in the descriptions of each of the committees below and in the charters of two of the committees, but the full Board has retained responsibility for general oversight of risks. The Board satisfies this responsibility through full reports by each committee chair regarding the committee's considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within Generex.  The Board believes its administration of its risk oversight function has not affected the Board's leadership structure.

Management has conducted a risk assessment of Generex's compensation policies and practices relating to executive and non-executive employees.  Management has concluded that Generex’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the company. The Compensation Committee has reviewed and concurred with management's conclusion. In assessing risk, management reviewed, among other things:

(i)	all key incentive compensation plans to ensure that they are aligned with our compensation philosophy which aims to:
a)	motivate executives and employees to achieve our business objectives,
b)	align employee and shareholder interests,
c)	recognize individual contributions and overall business success, and
d)	ensure that compensation policies include performance metrics that meet and support corporate goals.

(ii)	the overall compensation mix to ensure an appropriate balance between fixed and variable pay components and between short-term and long-term incentives.

The objective of the process was to identify any compensation plans and practices that may encourage employees to take unnecessary risk that could threaten the company.  Management identified no such plans or practices.

Board Meetings; Annual Meeting Attendance

During the fiscal year ended July 31, 2010, our Board of Directors held four meetings and took action by unanimous consent 6 times.  During the fiscal year ended July 31, 2010, no director attended fewer than 75% of the Board of Directors meetings that were held, and no director attended fewer than 75% of the meetings held by all committees of the Board on which he or she served.

We currently expect all of our directors to be in attendance at the 2011Annual Meeting of Stockholders, except for Mr. McGee who has a pre-existing commitment overseas, and Ms. Perri who was not nominated to stand for re-election. It has been customary for our directors to attend our annual meetings of stockholders. All of our directors attended the 2010 Annual Meeting of Stockholders.

The Board of Directors has established a standing Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee.

Audit Committee

The Audit Committee, which was established on March 1, 2000 in accordance with Section 3(a)(58)(A) of the Securities Exchange Act, met four times during the fiscal year ended July 31, 2010.  During fiscal 2010, the Audit Committee consisted of Brian T. McGee (Chair), John P. Barratt and Nola E. Masterson, each of whom satisfied the independence requirements under NASDAQ Listing Rules for audit committee members.  Members of the Audit Committee also satisfied the separate SEC independence requirement, which provides that members of the Audit Committee may not accept directly or indirectly any consulting, advisory or other compensatory fee from Generex or any of its subsidiaries other than their directors’ compensation.  All of the members of the Audit Committee attended all of the meetings that they were eligible to attend during fiscal 2010.

The Audit Committee reviews and discusses with Generex's management and its independent auditors the audited and unaudited financial statements contained in Generex's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively.  Although Generex's management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls and disclosure controls and procedures, the Audit Committee reviews and discusses the reporting process with management on a regular basis.  The Audit Committee also discusses with the independent auditors their judgments as to the quality of Generex's accounting principles, the reasonableness of significant judgments reflected in the financial statements and the clarity of disclosures in the financial statements, as well as such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.  The Audit Committee has adopted a written charter, which was amended on October 30, 2003.  A copy of the Audit Committee charter is reproduced as Appendix A to this Proxy Statement.

Compensation Committee

The Compensation Committee was formed on July 30, 2001 and met five times during the fiscal year ended July 31, 2010.  During the fiscal year ending July 31, 2010, the Compensation Committee consisted of three non-employee directors:  John P. Barratt (Chair), Nola E. Masterson and Brian T. McGee.  In fiscal 2010, all of the members of the Compensation Committee attended all of the meetings of the Compensation Committee that they were eligible to attend.

The Compensation Committee is responsible for reviewing and recommending to the Board of Directors compensation programs and policies for our President and Chief Executive Officer, General Counsel and Secretary, our Chief Operating Officer and our Acting Chief Financial Officer and Treasurer, who currently comprise Generex’s executive management team.  The Compensation Committee has the authority to use a compensation consultant to assist the Compensation Committee in the evaluation of the compensation of our executive management team and other executive officers and to consult with other outside advisors to assist in its duties to the Company.  The Compensation Committee does not have a written charter.

The Compensation Committee does not delegate its authority.  In the past, the former President and Chief Executive Officer has typically presented the Compensation Committee with recommendations regarding salaries, bonuses and long term incentives for members of the executive management team and support for such recommendations  Members of our senior management team and other executive officers do not attend meetings of the Compensation Committee.

In fiscal 2010, the Compensation Committee directly engaged a compensation consultant, J. Thelander Consulting, in its determination of executive compensation.  In November 2009, the Compensation Committee undertook a comprehensive review of compensation for the named executives.  As part of the review the Compensation Committee engaged a compensation consultant, J. Thelander Consulting.  A significant portion of the consultant’s review consisted of benchmarking Generex’s named executive compensation against similar positions at public companies in the biotechnology and pharmaceutical industry.  The list of companies considered primarily had market capitalizations between $80 and $160 million which was considered comparable to Generex’s market capitalization.  The compensation consultant provided no other services to Generex during fiscal 2010.

Corporate Governance and Nominating Committee

The Board of Directors formed the Corporate Governance and Nominating Committee on May 29, 2007 and appointed Messrs. Barratt and McGee and Ms. Masterson as members.  Ms. Masterson currently serves as the chair of this committee.  The Corporate Governance and Nominating Committee did not meet during fiscal 2010.  The Corporate Governance and Nominating Committee has a charter, which was adopted on May 29, 2007.  A copy of the charter is attached as Appendix B to this Proxy Statement.

The Corporate Governance and Nominating Committee will consider candidates whom the stockholders of Generex put forward.  The name, together with the business experience and other relevant background information of a candidate, should be sent to Mark Fletcher, Secretary of Generex, at Generex’s principal executive offices located at 33 Harbour Square, Suite 202, Toronto, Ontario, Canada M5J 2G2.  Mr. Fletcher will then submit such information to the chair of the Corporate Governance and Nominating Committee for the Committee’s review and consideration.  The process for determining whether to nominate a director candidate put forth by a stockholder is the same as that used for reviewing candidates submitted by directors.  After full consideration, the stockholder proponent will be notified of the decision of the committee.

The Corporate Governance and Nominating Committee will seek to identify director candidates with the highest personal and professional ethics, integrity and value and diverse experience in business, finance, pharmaceutical and regulatory matters, and other matters relevant to a company such as Generex.  The Corporate Governance and Nominating Committees also will require that director nominees have sufficient time to devote to the company’s affairs.  The charter of the Corporate Governance and Nominating Committee sets forth the policy with regard to the consideration of diversity in identifying director nominees and calls for periodic review of director recruitment and selection protocols so that diversity remains a component of any director search.  The Corporate Governance and Nominating Committee is charged with developing a formal list of qualifications for members of the Board of Directors as mandated by its charter and criteria to assist the Board in attaining diversity of background and skills in director candidates, but the Committee has yet to develop such a list or criteria.

In accordance with our bylaws, the Board of Directors is permitted to increase the number of directors and to fill the vacancies created by the increase until the next annual meeting of stockholders.

To date, the Corporate Governance and Nominating Committee has not engaged any third party to assist it in identifying director candidates.

The three new candidates for director were recommended as nominees as follows:  Dr. von Hofe was recommended to the Corporate Governance and Nominating Committee by our President and Chief Executive Officer, Mark Fletcher.  Dr. Anderson was recommended to the Corporate Governance and Nominating Committee by our President and Chief Executive Officer, Mark Fletcher.  Mr. Fletcher was recommended to the Corporate Governance and Nominating Committee by the three non-employee directors.

Director Nominations by Stockholders

Any stockholder entitled to vote for the election of directors may nominate a person for election to the Board of Directors at the annual meeting. Any stockholder wishing to do so must submit a notice of such nomination in writing to the Secretary of Generex at Generex's principal offices located at 33 Harbour Square, Suite 202, Toronto, Ontario, Canada M5J 2G2 not less than 60 nor more than 90 days prior to the annual meeting.  In the event that less than 70 days notice or prior disclosure of the date of the meeting is given or made to stockholders, notice of nomination by a stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. The stockholder's notice of nomination must provide information about both the nominee and the nominating stockholder, as required by Generex's bylaws. A copy of these bylaw requirements will be provided upon request in writing to Mark Fletcher, Executive Vice-President and General Counsel of Generex, at Generex’s principal executive offices.

Communications with Directors

Interested parties who wish to make any concerns known to non-management directors may submit communications at any time in writing to: Mark Fletcher, President, Chief Executive Officer and General Counsel, Generex Biotechnology Corporation, 33 Harbour Square, Suite 202, Toronto, Ontario, Canada M5J 2G2.  The General Counsel will determine, in his good faith judgment, which communications will be relayed to the non-management directors.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Philosophy

We are a development stage company focused on research, development, and commercialization of our proprietary drug delivery platform for administration of large molecule drugs to the oral cavity through a hand-held aerosol spray applicator.  We are in the process of developing proprietary formulations of drugs that can be delivered through an oral spray thereby eliminating the need for injections and have focused on our Oral-lyn™ insulin formation which is administered as a spray into the oral cavity.  We also have a subsidiary, Antigen Express, which focuses on developing proprietary immunomedicines.

As a development stage company, our future depends on the ability of our executives to obtain necessary regulatory approvals to launch Oral-lyn™ in key markets such as the United States, Canada, and Europe, as well as furthering the development of other products in our pipeline through the clinical trial and regulatory process.  Attracting, retaining, and motivating key executives that can lead Generex through this process is critical to our success.  We have a small executive team that works together closely.  Our executives perform multiple roles and need to be able to respond to changing market dynamics quickly.

For these reasons, we seek to ensure that our compensation programs are competitive with similarly-sized companies with which we compete for executive talent.  The goals of our executive compensation program are to attract and retain top executives, to motivate executives to achieve our business objectives, to align executive and shareholder interests, and to recognize individual contributions and overall business success.

During the fiscal year ended July 31, 2010, the Compensation Committee of the Board of Directors evaluated the types and amounts of compensation that it believed were appropriate for our President and Chief Executive Officer, our Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary, and our Executive Vice President and General Counsel, who are considered Generex’s policy making executives and who are listed in the Summary Compensation Table on page 17. We refer herein to these executives as the “named executives.”  Prior to her departure, Ms. Gluskin, who served as our President and Chief Executive Officer, typically presented the Compensation Committee with her recommendations regarding salaries, bonuses and long term incentives for members of the executive management team and support for such recommendations, such as milestones reached, company performance against both operating and financial plans, and comparable compensation data of “peer” industry companies.

In addition to the compensation of our named executives, the Compensation Committee also reviews and approves compensation of members of our senior management, including our Vice President, Medical Affairs, our Vice President, Finance and our Controller.

The Board of Directors appointed the current members of the Compensation Committee on May 28, 2008 following the Annual Meeting of the Stockholders.  All three current members served throughout fiscal 2010.  During fiscal 2010, the Compensation Committee convened five times to evaluate and discuss compensation for the named executives with respect to the fiscal years ended July 31, 2010 and the calendar year ended December 31, 2010.

Historically, the key components of our executive compensation have been base salary, cash bonuses, and equity incentives, including stock bonuses, restricted stock, and stock options awarded at the discretion of our Compensation Committee and Board of Directors.  As a development stage company, we have reviewed compensation of our named executives from time to time and at the discretion of the Compensation Committee when warranted by our financial condition and achievement of our business goals.  While the elements of compensation are considered separately, the Compensation Committee ultimately considers the value of the total compensation package provided to the individual named executive.

The Compensation Committee believes the company’s compensation program must take into account the following factors:

•	past levels of compensation adjustments;

•	the expected transition of the company from a development stage company to an operating company;

•	the nature of the regulatory approval process for the company’s products; and

•	the potential for growth of the company in the event that regulatory approvals are obtained.

In fiscal 2010, the Compensation Committee reviewed and implemented changes in base salaries for certain of the named executives for the 2010 calendar year, awarded certain of the named executives cash bonuses relating to fiscal 2009 based upon a blend of the company’s and individual executive's performance and the discretion of the Compensation Committee, and awarded equity incentive awards to the named executives primarily for long-term retention purposes.  The Compensation Committee has not made any determinations as to bonuses or equity awards for the named executives with respect to performance or contributions in the fiscal year ended July 31, 2010, but the Compensation Committee expects to consider the matter in the future.

In administering the executive compensation program, our Compensation Committee has relied upon market data provided on a periodic basis by external consultants, as well as its own understanding and assessment of executive compensation trends.  In its consideration of compensation for the named executives, the Compensation Committee has reviewed compensation data for pharmaceutical and biotechnology companies, market data provided by external compensation consultants, compensation data compiled by a third-party compensation data firm and publicly available executive compensation data for publicly traded companies.

Use of Compensation Consultant and Benchmarking

In November 2009, the Compensation Committee undertook a comprehensive review of compensation for the named executives.  As part of the review the Compensation Committee engaged a compensation consultant, J. Thelander Consulting.  A significant portion of the consultant’s review consisted of benchmarking Generex’s named executive compensation against similar positions at public companies in the biotechnology and pharmaceutical industry.  The list of companies considered primarily had market capitalizations between $80 and $160 million which was considered comparable to Generex’s market capitalization.  In addition, one other company was considered which had a market capitalization in excess of $1 billion, as it had been considered in past compensation studies and as its primary product is somewhat similar to Generex’s Oral-lyn™, in that it is also a drug delivery system for insulin.  The companies considered in the consultant’s report included the following:

Market capitalization between $80 and $160 million
•	ArQule (ARQL)
•	Progenix Pharmaceuticals, Inc. (PGNX)
•	Idenix Pharmaceuticals, Inc. (IDIX)
•	Discovery Laboratories, Inc. (DSCO)
•	Ideera Pharmaceuticals, Inc. (IDRA)

Market capitalization greater than $1 billion
•	Mannkind (MNKD)

The consultant’s report concluded that base salaries for the named executives were at or above average compared to the benchmarked companies, while bonus targets, equity incentive compensation and overall total compensation (i.e. base salary, bonuses and equity compensation combined) were below average.  While the Compensation Committee reviewed and considered the consultant’s report, the Compensation Committee members exercised discretion and formulated their own conclusions when the Committee determined the compensation components discussed below.

Determination of Compensation

The Compensation Committee typically makes compensation determinations, including any increases in base salary for the next calendar year and any bonuses in respect of the prior fiscal year, before or during the first calendar quarter of each year.  The Compensation Committee follows such a schedule in order to eliminate the need to award retroactive salary increases.  In addition, the Compensation Committee intends to review compensation arrangements in the first calendar quarter to ensure that compensation levels are appropriate in light of Generex’s financial position and performance at that time.

In considering bonuses in respect of fiscal year 2009 and base compensation for calendar year 2010, in addition to the compensation consultant’s report, the Compensation Committee reviewed publicly available executive compensation information for Generex’s peer companies, executive compensation information as reported in biotechnology and pharmaceutical industry publications, unique aspects of each executive’s roles within Generex, including multiple roles performed by each named executive, as well as contribution and performance of individual named executives towards achievement of overall company performance, and alignment with shareholder expectations.

Components of Compensation

Base Salary

Base salary provides a fixed amount of compensation necessary to attract and retain key executives. It is guaranteed compensation to the named executives for performance of core duties.  Base salaries for the named executives may be adjusted upon recommendation by the Compensation Committee and ratification by the Board of Directors.  Historically, annual base salaries for the named executives have been reviewed periodically relative to the base pay levels for each executive’s position based on the peer group.  The Compensation Committee undertook such a review in November 2009.  Levels of base salary are generally targeted at the market’s second quartile (51% – 75%), but also reflect the compensation goals adopted by the Compensation Committee, operational goals determined by management, the named executive’s individual performance, contribution of the named executive to overall corporate performance, and the level of responsibility of the named executive with respect to his or her specific position.  The level of base salary also reflects multiple titles and additional responsibilities of the named executives driven by the operational needs of the company.

In March 2010, the Compensation Committee recommended, and the Board of Directors approved a base salary adjustment of 3.17% for our Executive Vice President and General Counsel from $315,000 to $325,000 to be effective as of January 1, 2010.  Based on the comparison to peer companies prepared by the compensation consultant, the Compensation Committee found that Mr. Fletcher’s previous base salary was appropriate, but considered this increase appropriate relative to increases in the cost of living.  The Compensation Committee determined that no change in base salary for our President and Chief Executive Officer and our Chief Operating Officer/Chief Financial Officer/Treasurer and Secretary was warranted.

Salary adjustments for all the named executives were last made to base salary compensation in May 2008, which were made effective retroactive to January 1, 2008.  No salary adjustments were made in calendar year 2009.  In determining the levels of the base salary adjustments for the named executives, if any, the Compensation Committee considered the achievement of certain performance goals by the named executives, including those considered in connection with the award of cash bonuses and enumerated below.

Cash Bonuses

Performance-based compensation is a key component of our compensation philosophy.  Historically, cash bonuses have been provided to attract, motivate, and retain highly qualified executives on a competitive basis and provide financial incentives that promote company success. From time to time in the past, the Compensation Committee has granted bonuses to reward achievement relative to specific performance objectives.  In awarding bonuses, the Compensation Committee considers various factors, including the named executive’s position within Generex, attainment of specific business objectives and performance milestones, and the named executive’s individual contributions thereto.  The Committee exercises discretion with respect to the weight that it gives to these and other factors in determining bonuses.  The Compensation Committee also retains discretion with respect to whether any bonuses are paid to the named executives, the amounts of any such bonuses, and the form of any such bonuses.

In March 2010, the Compensation Committee recommended, and the full Board approved, a one-time cash bonus for our Executive Vice President and General Counsel based on his individual performance and contributions during fiscal 2009 in the amount of $225,000, which amount was payable on or before April 30, 2010.  In recommending this bonus, the Compensation Committee considered Mr. Fletcher’s pivotal role with respect to negotiations with our convertible debenture holders in restructuring and settling these debentures, as well as his role in our subsequent equity financings following the retirement of the debentures.  The Compensation Committee determined that neither the President and Chief Executive Officer nor the Chief Operating Officer/Chief Financial Officer/Treasurer and Secretary were entitled to a bonus for fiscal 2009 in light of our financial condition and failure to achieve our business goals for fiscal 2009.

Long-Term Incentives and Equity Awards

Our compensation program also includes long-term incentive compensation in the form of equity grants subject to a vesting schedule.  We believe such incentive compensation further aligns the interests of management with those of stockholders and enhances shareholder value.  Currently, we do not have any long-term cash incentive programs in place for the named executives.

Long-term equity incentive grants are discretionary.  In determining whether such grants are warranted, the Compensation Committee considers our compensation strategy, market practice concerning long-term incentives provided to executives at peer companies and within the broader market, and the named executive’s specific roles within Generex.  At the present, equity incentive awards are subject to vesting over a period of time and are not tied to specific performance measures.

Equity grants have historically been made through stock options under our various plans, including Generex’s 2000 Stock Option Plan, 2001 Stock Option Plan, as amended, and Amended and Restated 2006 Stock Plan, which also allows grants of restricted stock.  We consider the costs to the company of granting stock options under Statement of Financial Accounting Standard (SFAS) 123(R) as compared to the costs to named executives of higher income tax liabilities associated with the granting of restricted stock.

In March 2010, the Compensation Committed recommended, and the full Board of Directors approved, the following discretionary awards of options to purchase shares of our common stock:

Named Executive	No. of Shares Underlying Options
Ms. Gluskin	500,000
Ms. Perri	400,000
Mr. Fletcher	300,000

The awards were made pursuant to the 2006 Stock Plan.  The stock options have an exercise price equal to the closing trading price of our common stock on the NASDAQ Capital Market on the date of grant ($0.64 per share).  The options have a ten-year term, subject to truncation upon cessation of employment as specified in the 2006 Stock Plan.  The options becomes exercisable in three installments, with the first installment exercisable as of the date of grant, the second installment exercisable as of August 1, 2010 and the third installment exercisable as of August 1, 2011.

The Compensation Committee recommended these option grants as long-term equity incentives for the purposes of executive retention and motivation to achieve our business objectives and increase shareholder value.  In determining the amounts of the stock option awards, the Compensation Committee relied partially on the consultant’s recommendations which indicated that Generex’s equity compensation was below market as compared to the peer companies included in the consultant’s report and partially on the discretion of the Compensation Committee.  Stock option awards were made on a roughly proportionate basis to each named executive’s base salary.  The value of the options granted to the named executives was approximately 50% to 75% higher than the recommended annual grants in the consultant’s report.  The Compensation Committee concluded that larger grants were appropriate because Generex had not granted Mr. Fletcher new stock options since 2005 and had not granted Ms. Gluskin or Ms. Perri new stock options since 2008.

On October 20, 2009, the Compensation Committee recommended and the Board of Directors approved the extension of the term of certain previously granted options to purchase shares of our common stock.  The term of such options was extended through October 26, 2014.  The terms of options held by the named executive officers were extended as set forth in the table below:

Named Executive Officer	No. of Shares of Common Stock Underlying Option	Exercise Price per Share	Grant Date	Original Expiration Date	Extended Expiration Date
Ms. Gluskin	250,000	$ 0.61	12/13/04	12/12/09	10/26/14
	1,120,704	$ 0.001	4/5/05	4/5/10	10/26/14
Ms. Perri	250,000	$ 0.61	12/13/04	12/12/09	10/26/14
	576,752	$ 0.001	4/5/05	4/5/10	10/26/14
Mr. Fletcher	250,000	$ 0.61	12/13/04	12/12/09	10/26/14
	470,726	$ 0.001	4/5/05	4/5/10	10/26/14

The options set forth in the table above were originally issued pursuant to the Generex Biotechnology Corporation Amended 2001 Stock Option Plan, which permits the amendment of the terms of any previously option issued thereunder.  The extension of these options was done in conjunction with an extension of a number of similar employee and director stock options, which were also due to expire shortly after the extension date.  As the options had been granted primarily for long term incentive and retention purposes, the Compensation Committee concluded that the extension of these options would continue to provide future benefit to the company in terms of incentive and retention, as well as the achievement of corporate goals.  The stock option expense cost to the company was less to extend these options, than to cancel and issue new options.  The stock options granted to the named executives on April 5, 2005 with an exercise price of $0.001 per share had been granted at that time in lieu of cash payments.  The Compensation Committee recommended extension of the options granted on April 5, 2005 at the same time as the extension of the “at market” stock options for the named executives, directors and employees.

We do not reprice or modify the terms of outstanding options on a regular basis.

Benefits and Perquisites

Named executives may participate in benefit plans that are offered generally to salaried employees such as short and long term disability, health and welfare benefits, and paid time off.

We provide very limited perquisites.  During fiscal 2010, we provided our President and Chief Executive Officer and our Chief Operating Officer and Chief Financial Officer a car allowance with an estimated value of $800 per month to compensate use of their cars for business purposes.

We do not offer: deferred compensation plans, defined benefit plans, supplemental executive retirement plans, supplemental life insurance, benefit restoration plans, or tax gross-ups on change-in-control benefits.

On December 9, 2005, the Board of Directors approved a one-time recompense payment in the aggregate amount of $1,000,000 for each of Ms. Gluskin and Ms. Perri in recognition of Generex’s failure to remunerate each of Ms. Gluskin and Ms. Perri in each of the fiscal years ended July 31, 1998, 1999, 2000 and 2001 in a fair and reasonable manner commensurate with comparable industry standards and the duties, responsibilities and performance of Ms. Gluskin and Ms. Perri’s during those years. Such amounts were payable (i) in cash at such time or times and in such amounts as determined solely by Ms. Gluskin or Ms. Perri, as applicable, and/or (ii) in shares of Generex’s common stock at such time or such times as determined by Ms. Gluskin or Ms. Perri, as applicable, provided that the conversion price for any such shares was equal to the average closing price of Generex’s common stock ($0.95) on the NASDAQ Capital Market for the 20 successive trading days immediately preceding, but not including, December 9, 2005. No interest or other earnings were accrued on these amounts.  During fiscal 2010, Ms. Gluskin and Ms. Perri elected to receive payment in cash for the outstanding balances payable as of July 31, 2009 in the amounts of $911,433 and $584,172, respectively.  These amounts were paid in cash as the Company had sufficient funds to pay out these amounts and the amounts did not meet the criteria above for payment in shares.

Employment and Severance Agreements

During fiscal 2010, we had terms of employment covering our named executives as described in “Employment Agreements and Potential Payments Upon Termination or Change-In-Control” clarifying terms and conditions of their employment. These terms provide clarity concerning the employment relationship and provide a competitive benefit level to executives, thus promoting stability among the executive team.

We have agreed to provide severance benefits to the named executives as set forth in the terms of their employment.  The intent of such severance is to provide the named executives with financial security in the event of a covered termination (including change in control) and to thus support executive retention.  To be eligible for certain benefits, including cash payments, under these arrangements, a named executive must experience a covered termination, which may include a change in control, a material reduction in executive compensation, a material change in duties, or a material breach in the agreement by Generex, The benefits payable to our named executives upon a change in control of Generex require two conditions, or “double triggers,” to be satisfied:  the change in control must occur, and the named executive’s employment must be terminated, voluntarily or involuntarily, as a result of such event.  Under the terms of employment, our President and Chief Executive Officer and our Chief Operating Officer and Chief Financial Officer would receive cash and stock in the event of a change in control only if each terminated her employment with Generex upon thirty days notice in connection with such event.  Under the terms of his employment arrangement, Mr. Fletcher will receive a benefit upon a change in control only if he terminates his employment in connection with such event.

As of the end of fiscal 2010, each of the named executive officers held stock options or restricted stock granted pursuant to the 2001 Stock Option Plan and the 2006 Stock Plan.  The 2001 Plan provides that outstanding options will become immediately exercisable and vested upon a change in control, unless the Board of Directors or its designee determines otherwise.  In the event that Generex will not be the surviving corporation, the Board or its designee has flexibility under the 2001 Plan to determine how to treat stock options.  The 2001 Plan does not condition the acceleration and vesting of stock options in such an event upon an option holder’s termination of employment; however, the terms of the 2001 Plan provide that, unless otherwise provided by the Board or its designee, an option holder can exercise outstanding options after the date of his or her termination of employment only if the option holder voluntarily terminated employment with Generex or was terminated without cause by Generex.  Under the terms of the 2006 Plan, unvested stock options and restricted stock will become exercisable or unrestricted, as applicable, thirty days prior to the change-in-control event and such acceleration is not conditioned upon the termination of a participant’s employment with Generex.  The 2006 Plan further provides that if Generex is not the surviving corporation as a result of a change in control, all outstanding options that are not exercised will be assumed by, or replaced with comparable options or rights by, the surviving corporation, and outstanding grants of restricted stock will be converted to similar grants of equity in the surviving corporation.

Tax and Accounting Considerations

The Compensation Committee considers implications of tax and accounting requirements impacting compensation programs from the perspective of the company and the individual named executive officers.  The Compensation Committee may also consider sections of the tax code which impact Generex or individual taxpayers.  For U.S. taxpayers, the Committee structures its programs to comply with Section 409A of the Internal Revenue Code.

The extension of expiry dates of the named executive stock options in October 2009, as described above, resulted in a one-time charge to earnings in the amount of $358,257 in the first quarter of fiscal 2010.  There was a total charge to earnings in this quarter of $875,773 relating to stock option expiry date modifications, of which the balance related to employee, director and consultant options.  As the Company is currently in a significant tax loss position, there were no material impacts to the Company’s income taxes due to these option modifications.

Given the high individual income tax liabilities which result from the awarding of restricted stock to our executives whom are all tax residents of Canada, the Compensation Committee expects to grant future equity awards in the form of stock options for the foreseeable future.

Compensation Committee Report

The Compensation Committee of Generex Biotechnology Corporation has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Generex’s Annual Report on Form 10-K/A for the year ended July 31, 2010 and in Generex’s 2011 Proxy Statement.

THE COMPENSATION COMMITTEE
John P. Barratt, Chairman
Nola E. Masterson
Brian T. McGee

Executive Compensation Tables

The following executive compensation tables pertain to the fiscal year ended July 31, 2010.  Therefore, the tables contain information relating to the named executives who served as of the fiscal year end and refer to the positions held by such named executives as of July 31, 2010.  On September 29, 2010, the Board of Directors terminated Mrs. Gluskin in her employment as President and Chief Executive and appointed Mark A. Fletcher as interim President and Chief Executive Officer and Secretary.  On that date, the Board also appointed John P. Barratt as Chairman of the Board. On March 30, 2011, Generex announced that the Board of Directors had terminated Ms. Perri in her employment as Chief Operating Officer and Chief Financial Officer and had made the following appointments:  Mark A. Fletcher as President and Chief Executive Officer; Dr. David Brusegard as Chief Operating Officer; and Stephen Fellows as Acting Chief Financial Officer.

Summary Compensation Table

The following table provides information concerning compensation of Generex’s named executives for Generex’s last three completed fiscal years ending July 31, 2008, 2009 and 2010.  In respect of fiscal years 2008, 2009 and 2010, the named executives did not receive compensation in the form of non-equity incentive plan compensation or changes in pension value or non-qualified deferred compensation earnings. Therefore, the table below does not include columns for these types of compensation.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)		Option Awards ($)		All Other Compensation ($)		Total ($)
Anna E. Gluskin	2010	$525,000		0		0		$324,468	(4)	$27,846	(6)		$877,314
President and	2009	$525,000		0		$37,750	(3)	$9,219	(4)	$23,991	(6)		$595,960
Chief Executive Officer	2008	$514,583	(1)	$215,000	(2)	$113,250	(3)	$17,516	(4)	$288,775	(5)		$1,149,124
Rose C. Perri	2010	$420,000		0		0		$284,739	(4)	$27,846	(6)		$732,585
Chief Operating Officer,	2009	$420,000		0		$33,031	(3)	$24,583	(4)	$23,991	(6)		$501,605
Chief Financial Officer, Treasurer and Secretary	2008	$411,667	(7)	$165,000	(2)	$99,094	(3)	$41,484	(4)	$256,083	(5), (6)		$973,328
Mark A. Fletcher	2010	$320,833	(8)	$225,000		0		$233,970	(4)	0		S	779,803
Executive Vice President	2009	$315,000		0		$18,875	(3)	0		0			$333,875
And General Counsel	2008	$308,750	(9)	$125,000	(2)	$56,625	(3)	$0		$228,846	(5)		$719,221

*Cash compensation is stated in the table in U.S. dollars. To the extent any cash compensation was paid in Canadian dollars, it has been converted into U.S. dollars based on the average Canadian/U.S. dollar exchange rate for the years ended July 31, 2010, July 31, 2009 and July 31, 2008.

(1)      This amount reflects the base salary of $500,000 earned by the named executive up until December 31, 2008 and a salary increase to $525,000 effective retroactively to January 1, 2009, as approved by the Board on May 6, 2008.

(2)      On May 6, 2008, the Board awarded this discretionary bonus to Ms. Gluskin, Ms. Perri and Mr. Fletcher in respect of fiscal 2007. Due to the timing of the Board’s decision, this bonus is reported as compensation received in fiscal 2008.

(3)      This amount represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 with respect to the fiscal years ended July 31, 2010, 2009 and 2008 for restricted stock awards granted in August 2007, a portion of which was in respect of fiscal 2007 and was immediately vested. The fair value is calculated using the closing price of Generex stock on the date of grant. For additional information, refer to Note 15 to our Consolidated Financial Statements included in the Form 10-K for the year ended July 31, 2010 as filed with the SEC. This amount reflects our accounting expense for these awards, and does not correspond to the actual value that will be recognized by the named executives.

(4)      This amount reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for option awards granted in May 2008 and March 2010. Such awards were made pursuant to the 2006 Stock Plan. Specifically, amounts reflected in this column relate to options to purchase shares of common stock granted to Ms. Gluskin (50,000 shares) and Ms. Perri (125,000 shares) on May 27, 2008 and options to purchase shares of common stock granted to Ms. Gluskin (500,000 shares), Ms. Perri (400,000 shares) and Mr. Fletcher (300,000 shares) on March 8, 2010.  The options vest incrementally over two years. The total fair values of the respective option grants are being expensed over the two-year vesting periods for the options. We utilize a closed-form model (Black-Scholes) to estimate the fair value of stock option grants on the date of grant. Assumptions used in the calculation of these amounts are as follows: risk-free interest rate of 0.12%, expected dividend yield of 0.0%, 10 year expected life of options and expected volatility rate of 105.7%. Also included in this column is the incremental fair value, computed as of October 20, 2009 in accordance with FASB ASC Topic 718, with respect to the modified options.  While these amounts reflect the aggregate grant date fair value computed in accordance with ASC Topic 718, they may not correspond to the actual value that will be recognized by the option holders.  See Grants of Plan-Based Awards in Fiscal 2010 for a list of the options for which the expiration dates were extended.

(5)      This amount includes cash payments to each of the following named executives: Ms. Gluskin - $261,538 (CAD $281,101), Ms. Perri - $228,846 (CAD $245,963) and Mr. Fletcher - $228,846 (CAD $245,963). On May 6, 2008, the Board approved such payments to these named executives to compensate them for income tax liabilities incurred in respect of the restricted stock awards granted in August 2007. These amounts were converted at the exchange rate of US $1.00 to CAD $1.0748, which represented the market exchange rate on the date of the grant.

(6)      Represent 50% of the management fee paid to the property management company that manages all of our real estate properties and is owned by Ms. Perri, Ms. Gluskin and the estate of Mark Perri, our former Chairman of the Board. In addition, Ms. Gluskin and Ms. Perri each received a car allowance with an estimated value of $800 per month to compensate use of their cars for business purposes, but such amounts have not been included in this column as the total value of such perquisites is less than $10,000 per named executive for fiscal year 2010, 2009 and 2008.

(7)      This amount reflects the base salary of $400,000 earned by the named executive up until December 31, 2008 and a salary increase to $420,000 effective retroactively to January 1, 2009, as approved by the Board on May 6, 2008.

(8)      This amount reflects a base salary of $315,000 earned by the named executive up until December 31, 2010 and a salary increase to $325,000 effective retroactively to January 1, 2010, as approved by the Board on March 8, 2010.

(9)      This amount reflects a base salary of $300,000 earned by the named executive up until December 31, 2008 and a salary increase to $315,000 effective retroactively to January 1, 2009, as approved by the Board on May 6, 2008.

Grants of Plan-Based Awards in Fiscal 2010

The following table provides information about equity awards granted to the named executives or modified in the fiscal year ended July 31, 2010, including: (1) the grant date; (2) the number of shares underlying stock options awarded to the named executives, (3) the number of shares underlying existing stock options the terms of which were extended, (4) the exercise price of the stock options awarded or extended, and (5) the grant date fair value of each equity award computed under SFAS 123R:

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
Anna E. Gluskin	12/13/2004 (1)	250,000	$0.61 (2)	$0.41 (3)
President and	4/5/2005 (4)	819,672 (5)	$0.001	$0 (3)
Chief Executive Officer	4/5/2005 (4)	301,032 (6)	$0.001	$0 (3)
	03/08/2010	500,000 (7)	$0.64 (8)	$0.58 (9)
Rose C. Perri	12/13/2004 (1)	250,000	$0.61 (2)	$0.41 (3)
Chief Operating Officer, Chief	4/5/2005 (4)	409,836 (10)	$0.001	$0 (3)
Financial Officer, Treasurer &	4/5/2005 (4)	166,916 (11)	$0.001	$0 (3)
Secretary	03/08/2010	400,000 (7)	$0.64 (8)	$0.58 (9)
Mark A. Fletcher	12/13/2004 (1)	250,000	$0.61 (2)	$0.41 (3)
Executive Vice President	4/5/2005 (4)	327,869 (12)	$0.001	$0 (3)
and General Counsel	4/5/2005 (4)	142,857 (13)	$0.001	$0 (3)
	03/08/2010	300,000 (7)	$0.64 (8)	$0.58 (9)

(1)      On October 20, 2009, the Board of Directors approved the extension of the exercise periods for such stock options. By their original terms, the options were due to expire on December 12, 2009. The Board of Directors approved the extension of the exercise periods for the options through October 26, 2014.

(2)      The options have an exercise price of $0.61 which is equal to the closing trading price of our common stock on December 13, 2004, the date of grant.

(3)      This column shows the incremental fair value of the stock options following the extension of the exercise period computed as of the modification date in accordance with SFAS 123R.

(4)      On October 20, 2009, the Board of Directors approved the extension of the exercise periods for such stock options. By their original terms, the options were due to expire on April 5, 2010. The Board of Directors approved the extension of the exercise periods for the options through October 26, 2014.

(5)      The options to purchase 819,672 shares were granted to Ms. Gluskin representing a bonus of $500,000 awarded on April 5, 2005 with the number of shares calculated using the closing price of the common stock on The NASDAQ Capital Market on December 13, 2004 ($0.61 per share).

(6)      The options to purchase 301,032 shares were issued to Ms. Gluskin on April 5, 2005 in satisfaction of retroactive salary adjustment as of August 1, 2004 and unpaid salary amounts accrued through March 31, 2005 ($168,578), with the number of shares calculated using the closing price of the common stock on the NASDAQ Capital Market on April 4, 2005 ($0.56 per share).

(7)      The options were granted on March 8, 2010 pursuant to the terms of our 2006 Stock Plan. The options vest as follows: 1/3 of the options are exercisable on the date of grant; 1/3 of the options become exercisable on August 1, 2010, and 1/3 of the options become exercisable on August 1, 2011.

(8)      The options have an exercise price equal to the official closing price of our common stock on the NASDAQ Capital Market on the date of grant ($0.64 per share).

(9)      This column shows fair value of the options calculated using the Black Scholes value on the grant date of $0.58. See note 4 of the Summary Compensation Table for a discussion of fair value calculation related to the options and the valuation assumptions made with respect to the options.

(10)    The options to purchase 409,836 shares were granted to Ms. Perri representing a bonus of $250,000 awarded on April 5, 2005, with the number of shares calculated using the closing price of the common stock on The NASDAQ Capital Market on December 13, 2004 ($0.61 per share).

(11)    The options to purchase 166,916 shares were issued to Ms. Perri on April 5, 2005 in satisfaction of retroactive salary adjustment as of August 1, 2004 and unpaid salary amounts accrued through March 31, 2005 ($93,473), with the number of shares calculated using the closing price of the common stock on the NASDAQ Capital Market on April 4, 2005 ($0.56 per share).

(12)    The options to purchase 327,869 shares were granted to Mr. Fletcher representing a bonus of $200,000 awarded on April 5, 2005, with the number of shares awarded calculated using the closing price of the common stock on The NASDAQ Capital Market on December 13, 2004 ($0.61 per share).

(13)    The options to purchase 142,857 shares were issued to Mr. Fletcher on April 5, 2005 in satisfaction of retroactive salary adjustment as of August 1, 2004 and unpaid salary amounts accrued through March 31, 2005 ($80,000), with the number of shares calculated using the closing price of the common stock on the NASDAQ Capital Market on April 4, 2005 ($0.56 per share).

Compensation Elements; Employment Agreements and Agreements Providing Payments Upon Retirement, Termination or Change in Control for Named Executives

Historically, the key components of our executive compensation have been base salary, cash bonuses, and equity incentives, including stock bonuses, restricted stock, and stock options awarded at the discretion of our Compensation Committee and Board of Directors. As a development stage company, we have reviewed compensation of our executive management team from time to time and at the discretion of the Compensation Committee when warranted by our financial condition and achievement of our business goals.

Set forth below are the material terms of employment for each of the named executives as of the end of fiscal 2010.  The terms of employment provide for certain payments upon retirement, termination or change in control.  Such benefits are in addition to benefits available generally to salaried employees who joined the company prior to 2010, such as distributions under the 401(k) savings plan, disability and death benefits and accrued vacation pay.

Terms of Employment for Ms. Gluskin and Ms. Perri

On December 9, 2005, upon the recommendation of a majority of the members of the Compensation Committee, the Board of Directors approved the terms and conditions of employment for Ms. Gluskin as President and Chief Executive Officer and Ms. Perri as Chief Financial Officer and Chief Operating Officer. Prior to such date, Ms. Gluskin and Ms. Perri served in such capacities without formal employment terms. The terms of employment with Ms. Gluskin and Ms. Perri have not been memorialized in separate written agreements. The material terms of Generex’s employment of each of Ms. Gluskin and Ms. Perri are identical except as otherwise noted and are as follows:

•
Each named executive’s employment is effective as of January 1, 2006. The initial term of employment is five years, subject to the termination provisions described below. Generex or either executive may give notice of non-renewal not less than six months prior to the expiration of the term. If no such notice is given, the term of employment will extend indefinitely and will be terminable upon not less than six months’ prior written notice.

•
The named executive will be entitled to an annual bonus as determined by Generex’s Compensation Committee in respect of each fiscal year of Generex during the term of employment and reimbursement of all reasonable expenses incurred by her in connection with Generex’s business.

•	The named executive will be included on any management slate of nominees submitted to Generex’s stockholders for election to the Board of Directors.

•	Standard employee confidentiality, non-competition and non-solicitation covenants will apply.

•	Each named executive is entitled to receive an annual base salary under the terms of her respective employment with Generex, which salary may not be reduced during the term of such employment.

•	Each named executive’s employment may be terminated:

(a)	by Generex for cause (without any additional payment to the named executive);
(b)	automatically upon expiration of the term;
(c)	automatically upon the named executive’s death or disability; or
(d)	by the named executive upon thirty days’ prior written notice if there is a:

(i)	a material change in duties (other than removal of the title of Chief Financial Officer and the duties associated therewith in the case of Ms. Perri),
(ii)	a material reduction in the named executive’s remuneration,
(iii)	a material breach of the terms of employment by Generex,
(iv)	a change of control of Generex, or
(v)	a sale of all or substantially all of the property and assets of Generex.

In the event of termination pursuant to clause (b) above as a result of Generex’s notice of non-renewal or pursuant to clause (d) above, Generex will pay the named executive an amount equal to the greater of:

           (x)         an amount equal to five times the named executive’s base annual salary as of the date of termination, which amount will be payable in a lump sum on the date of termination, or

           (y)         $5,000,000, $3,000,000 of which will be payable in a lump sum on the date of termination and $2,000,000 of which will be payable in stock issuable within three business days of the date of termination and valued at the 20-day volume weighted average price as of the close of business on the date of termination.

In addition, in such a termination event, the named executive will be entitled to participate in and receive benefits for a period of twelve months following termination and will have no duty to mitigate.

Terms of Employment for Mr. Fletcher

On March 17, 2003, our Board of Directors approved the terms and conditions of Mr. Fletcher’s employment, prior to his joining Generex on or about April 21, 2003. Pursuant to the terms of his employment, Mr. Fletcher holds the position of Executive Vice President and General Counsel. Subject to termination in accordance with the terms and conditions of his employment, Mr. Fletcher's term of service extends through March 16, 2008, which term has not been formally extended to date. Mr. Fletcher is entitled to receive annual base compensation and may receive additional cash bonuses at the discretion of the Board of Directors.

On September 29, 2010, Generex and Mr. Fletcher agreed to amend the terms of Mr. Fletcher’s employment to provide that the replacement of Ms. Gluskin as a director or Chief Executive Officer will not constitute a “change of control” and to provide for an increase in Mr. Fletcher’s base salary (to $475,000) upon his appointment as interim Chief Executive Officer.  Under the terms of his employment with Generex, Mr. Fletcher is entitled to receive annual base compensation and may receive additional cash bonuses at the discretion of the Board.

The terms of his employment provide that Mr. Fletcher will be bound by standard restrictive covenants prohibiting him from disclosing confidential information about Generex. Either party may give at least 12 months’ notice of non-renewal of the term; if such notice is not given, the term of employment will be indefinite.

Generex may terminate its obligations with respect to Mr. Fletcher’s employment as follows:

(i)	upon 30 days written notice;
(ii)	for “cause”;
(iii)	in the event of Mr. Fletcher’s disability;
(iv)	in the event of Mr. Fletcher’s death; or
(v)	in the event of Mr. Fletcher voluntarily resigning.

Mr. Fletcher may terminate his obligations upon 30 days written notice upon:

(a)	a material change in his duties,
(b)	a material reduction in compensation,
(c)	a material breach or default by Generex, or
(d)	a change in control of Generex.

In the event that Mr. Fletcher terminates his employment voluntarily (and not under the circumstances described in (a), (b), (c) or (d) above) or Generex terminates his employment under the circumstances described in (ii), (iii), (iv) or (v) above, Mr. Fletcher will be entitled only to that portion of his base salary due and owing as of his last day worked, less any amounts owed to Generex. Under these circumstances, he will not be entitled to any bonus or incentive compensation.

If Generex terminates Mr. Fletcher’s employment under the circumstance described in (i) above (and not for cause, disability or death) or Mr. Fletcher gives notice of termination pursuant to (a), (b), (c) or (d) above, Mr. Fletcher will be entitled to receive a lump sum severance payment on the termination date in an amount equal to 18 months of base salary plus the average annual bonus paid to him during each fiscal year of the term of his employment and he will be entitled to participate in and receive benefits for 18 months after the termination date. Mr. Fletcher will have 90 days after the eighteenth month anniversary of the termination date to exercise vested options, and all unvested options that he holds will accelerate and fully vest on the termination date. He has no duty to mitigate his damages based on the termination of employment.

Modification of Existing Options

In October 2009, the Board of Directors approved the extension of the exercise periods for certain stock options held by the named executives.  By their original terms, these options were due to expire on either December 12, 2009 or April 5, 2010.  The Board of Directors approved the extension of the exercise periods for the options through October 26, 2014.  The extension of these options was done in conjunction with an extension of a number of similar employee and director stock options which were also due to expire shortly after the extension date.  The modified options are identified in the tables under the headings Grants of Plan-Based Awards in Fiscal 2010 and Outstanding Equity Awards at 2010 Fiscal Year-End in this Proxy Statement.

Outstanding Equity Awards at 2010 Fiscal Year-End

The following table provides information on the current holdings of stock option by the named executives. This table includes unexercised and unvested option awards as of July 31, 2010. Each equity grant is shown separately for each named executive. The vesting schedule for each outstanding award is set forth in the footnotes to the table. We do not have any current “stock awards” or “equity incentive plans” as defined in Regulation S-K Item 402(a)(6)(iii); thus, the columns relating to stock awards and equity incentive awards are not included in the table below.

	Option Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Anna E. Gluskin, President and Chief Executive Officer	3-8-2010	333,333(1)	166,667	$0.64	3-8-2020
	12-13-2004	250,000(2)	0	$0.61	10-26-2014
	4-5-2005	819,672(3)	0	$0.001	10-26-2014
	4-5-2005	301,032(4)	0	$0.001	10-26-2014
	5-27-2008	50,000(5)	0	$0.96	5-27-2013
Rose C. Perri, Chief Operating Officer, Chief Financial Officer, Treasurer And Secretary	3-8-2010	266,666(1)	133,334	$0.64	3-8-2020
	12-13-2004	250,000(2)	0	$0.61	10-26-2014
	4-5-2005	409,836(6)	0	$0.001	10-26-2014
	4-5-2005	166,916(7)	0	$0.001	10-26-2014
	5-27-2008	125,000(5)	0	$0.96	5-27-2013
Mark E. Fletcher, Executive Vice President and General Counsel	3-8-2010	200,000(1)	100,000	$0.64	3-8-2020
	12-13-2004	250,000(2)	0	$0.61	10-26-2014
	4-5-2005	327,869(8)	0	$0.001	10-26-2014
	4-5-2005	142,857(9)	0	$0.001	10-26-2014

(1) These options were granted on March 8, 2010. The grants were made pursuant to the terms of our 2006 Stock Plan. The exercise price per share is equal to the closing price of Generex common stock on March 8, 2010. The options vest as follows: 33% of the options are exercisable on the date of grant; 33% of the options become exercisable on August 1, 2010, and the remaining 33% of the options become exercisable on August 1, 2011.

(2) These stock options were approved by the Board of Directors on April 5, 2005 with an effective grant date of December 13, 2004. The exercise price per share is equal to the closing price of Generex common stock on December 13, 2004. These options were exercisable immediately upon their grant. The fair value of Generex common stock on April 5, 2005 was $0.56 per share.

(3) These options were granted to Ms. Gluskin representing a bonus of $500,000 awarded to Ms. Gluskin on April 5, 2005. The number of shares awarded was calculated using the closing price of the common stock on The NASDAQ Capital Market on December 13, 2004 ($0.61 per share). The options were immediately exercisable on the date of grant. They were issued under the 2001 Plan. The fair value of Generex common stock on April 5, 2005 was $0.56 per share.

(4) These options were issued to Ms. Gluskin on April 5, 2005 in satisfaction of retroactive salary adjustment as of August 1, 2004 and unpaid salary amounts accrued through March 31, 2005 ($168,578). The number of shares was calculated using the closing price of the common stock on the NASDAQ Capital Market on April 4, 2005 ($0.56 per share). The options were immediately exercisable on the date of grant and were issued under the 2001 Plan.

(5) These options were granted on May 27, 2008. The grants were made pursuant to the terms of our 2006 Stock Plan. The options vest as follows: 50% of the options are exercisable on the date of grant; 25% of the options become exercisable on the first anniversary of the date of grant, and the remaining 25% of the options become exercisable on the second anniversary of the date of grant.

(6) These options were granted to Ms. Perri representing a bonus of $250,000 awarded to Ms. Perri on April 5, 2005. The number of shares awarded was calculated using the closing price of the common stock on The NASDAQ Capital Market on December 13, 2004 ($0.61 per share). The options were immediately exercisable on the date of grant. They were issued under the 2001 Plan.

(7) These options were issued to Ms. Perri on April 5, 2005 in satisfaction of retroactive salary adjustment as of August 1, 2004 and unpaid salary amounts accrued through March 31, 2005 ($93,473). The number of shares was calculated using the closing price of the common stock on the NASDAQ Capital Market on April 4, 2005 ($0.56 per share). The options were immediately exercisable on the date of grant and were issued under the 2001 Plan.

(8) These options were granted to Mr. Fletcher representing a bonus of $200,000 awarded to Mr. Fletcher on April 5, 2005. The number of shares awarded was calculated using the closing price of the common stock on The NASDAQ Capital Market on December 13, 2004 ($0.61 per share). The options were immediately exercisable on the date of grant. They were issued under the 2001 Plan. The fair value of Generex common stock on April 5, 2005 was $0.56 per share.

(9) These options were issued to Mr. Fletcher on April 5, 2005 in satisfaction of retroactive salary adjustment as of August 1, 2004 and unpaid salary amounts accrued through March 31, 2005 ($80,000). The number of shares was calculated using the closing price of the common stock on the NASDAQ Capital Market on April 4, 2005 ($0.56 per share). The options were immediately exercisable on the date of grant and were issued under the 2001 Plan.

Option Exercises and Stock Vested in Fiscal Year 2010

The following table sets forth the number of shares acquired and the value realized upon the vesting of restricted stock awards during fiscal year 2010 for each of the named executive officers.  None of the named executive officers exercised any outstanding options in fiscal year 2010.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Anna E. Gluskin, President and Chief Executive Officer	50,000	$29,000
Rose C. Perri, Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary	43,750	$25,375
Mark E. Fletcher, Executive Vice President and General Counsel	25,000	$14,500

(1)      Value realized on vesting is based on the fair market value of our common stock on the date of vesting and does not necessarily reflect proceeds actually received by the named executive.

Nonqualified Deferred Compensation

On December 9, 2005, the Board of Directors approved a one-time recompense payment in the aggregate amount of $1,000,000 for each of Ms. Gluskin and Ms. Perri in recognition of Generex’s failure to remunerate each of Ms. Gluskin and Ms. Perri in each of the fiscal years ended July 31, 1998, 1999, 2000 and 2001 in a fair and reasonable manner commensurate with comparable industry standards and Ms. Gluskin and Ms. Perri’s duties, responsibilities and performance during such years. Such amounts were payable (i) in cash at such time or times and in such amounts as determined solely by Ms. Gluskin or Ms. Perri, as applicable, and/or (ii) in shares of Generex’s common stock at such time or such times as determined by Ms. Gluskin or Ms. Perri, as applicable, provided that the conversion price for any such shares was equal to the average closing price of Generex’s common stock ($0.95) on the NASDAQ Capital Market for the 20 successive trading days immediately preceding, but not including, December 9, 2005. No interest or other earnings were accrued on this deferred compensation.  In fiscal 2010, the outstanding balances owed to Ms. Gluskin and Ms. Perri, which were $911,433 and $584,172, respectively, as of the previous fiscal year end, July 31, 2009 were fully paid out in cash.

Other Benefit Plans

We have no defined benefit or actuarial pension plans.

Potential Payments Upon Termination or Change-in-Control

The following table shows potential payments to our named executives under existing employment agreements, plans or arrangements, whether written or unwritten, for various scenarios involving termination of employment or a change in control, assuming termination on July 31, 2010 and, if applicable, based upon the closing stock price of Generex common stock on that date. These benefits are in addition to benefits available generally to salaried employees who joined the company prior to 2010, such as distributions under the 401(k) savings plan, disability and death benefits and accrued vacation pay.

The following table provides the intrinsic value (that is, the value based upon Generex’s stock price, and in the case of options minus the exercise price) of equity awards that would become exercisable or vested if the named executive had died or become disabled or been terminated as of July 31, 2010.

The terms of employment for Ms. Gluskin, Ms. Perri and Mr. Fletcher do not provide specific definitions for the various termination events.  For the purposes of the table, below are the standard definitions for certain termination events as defined in the Amended Generex 2001 Stock Option Plan, which we refer to as the “2001 Plan,” and the Amended and Restated 2006 Stock Plan, which refer to as the “2006 Plan.”

"Cause" means that a named executive has:

(i)	breached his or her employment or service contract with Generex;
(ii)	engaged in disloyalty to Generex, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service;
(iii)	disclosed trade secrets or confidential information of Generex to persons not entitled to receive such information;
(iv)	breached any written confidentiality, non-competition or non-solicitation agreement between the named executive and Generex; or
(v)	has engaged in such other behavior detrimental to the interests of Generex as determined by the Compensation Committee.

“Change in Control” means any of the following:

(i)	a liquidation or dissolution of Generex,
(ii)	a sale of all or substantially all of Generex’s assets,
(iii)	a merger in which Generex’s stockholders hold less than a majority of the voting stock in the surviving corporation, or
(iv)	when a person or group acquires control of a significant percentage of the voting stock without the approval of the Board of Directors (20% under the 2001 Plan and 50% or more under the 2006 Plan).

“Disability" means being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

Potential Payments Upon Termination or Change in Control for Named Executives as of July 31, 2010

Name	Benefit		Cause		Without Cause/Non-Renewal		Voluntary Termination by Executive		Breach by Generex (1)		Change in Control		Disability		Death
Anna E. Gluskin	Cash Payment	(2)	$0		$3,000,000		$0		$3,000,000		$3,000,000		$0	(15)	$0	(12)
	Stock	(3)	$0		$2,000,000		$0		$2,000,000		$2,000,000		$0		$0
	Stock Options		$447,161	(4)	$447,161	(5)	$447,161	(5)	$447,161	(5)	$447,161	(9)	$447,161	(6)	$447,161	(7)
	Restricted Stock	(13)	$0		$0		$0		$0		$0		$0		$0
	Benefits		$0		$0	(8)	$0	(8)	$0	(8)	$0	(8)	$0		$0
	Total		$447,161		$5,447,161		$447,161		$5,447,161		$5,447,161		$447,161		$447,161

Rose C. Perri	Cash Payment	(2)	$0		$3,000,000		$0		$3,000,000		$3,000,000		0	(15)	0	(12)
	Stock	(3)	$0		$2,000,000		$0		$2,000,000		$2,000,000		$0		$0
	Stock Options		$210,174	(4)	$210,174	(5)	$210,174	(5)	$210,174	(5)	$210,174	(9)	$210,174	(6)	$210,174	(7)
	Restricted Stock	(13)	$0		$0		$0		$0		$0		$0		$0
	Benefits		$0		$0	(8)	$0	(8)	$0	(8)	$0	(8)	$0		$0
	Total		$210,174		$5,210,174		$210,174		$5,210,174		$5,210,174		$210,174		$210,174

Mark A. Fletcher	Cash Payment		$0		$756,767	(10)	$0		$756,767	(10)	$756,767	(10)	0	(15)	0	(1)
	Stock		$0		$0		$0		$0		$0		$0		$0
	Stock Options		$187,820	(4)	$187,820	(5), (11)	$187,820	(5)	$187,820	(5), (11)	$187,820	(9)	$187,820	(6)	$187,820	(7)
	Restricted Stock	(13)	$0		$0		$0		$0		$0		$0		$0
	Benefits		$0		$0	(8), (10)	$0	(8)	$0	(8), (10)	$0	(8), (10)	$0		$0
	Total		$187,820		$944,587		$187,820		$944,587		$944,587		$187,820		$187,820

(1)      This termination event includes a material change in duties or material reduction in remuneration of such named executive.

(2)      This amount would be payable upon the date of termination in a lump sum.

(3)      This amount would be payable in shares of Generex common stock based upon the 20-day volume weighted average price ($0.82) as of the close of business on the date of termination. Such shares would be issuable within three business days of the date of termination.

(4)      The options granted on April 5, 2005 (including those effective as of December 13, 2004) survive termination of the named executive’s employment. Other options granted to the named executive pursuant to the 2001 Plan and any options granted pursuant to the 2006 Plan would terminate immediately - and shares underlying such options forfeited - upon the named executive’s termination for cause.

(5)      The 2001 and 2006 Plans permit a named executive who voluntarily terminates employment with Generex or whose employment is terminated without cause to exercise vested options outstanding at the date of termination for a period of up to 90 days thereafter or the expiration date of the option, whichever is earlier.

(6)      The 2001 and 2006 Plans permit a named executive to exercise vested options outstanding at the time of the named executive’s cessation of employment due to disability for a period of up to one year thereafter or the expiration of the option, whichever is earlier.

(7)      The 2001 and 2006 Plans permit a named executive’s beneficiary to exercise vested options outstanding at the time of the named executive’s death for a period of up to one year after death or the expiration date of the option, whichever is earlier.

(8)      The named executive would be entitled to receive health benefits for a period of 12 months after termination of employment. Since these benefits are widely available to salaried employees of Generex, they are excluded from the table above. The total aggregate value of these benefits in each case is below $5,000.

(9)      Upon a change of control, the 2001 and 2006 Plan provide for the acceleration of exercisability and vesting of any outstanding options and removal of all restrictions and conditions on outstanding restricted stock awards, unless otherwise determined by the Board of Directors or its designee. We have assumed for purposes of this column that the named executive will exercise all of his/her fully exercisable and vested options and will receive all shares underlying restricted stock awards in connection with a change of control of Generex, which we have assumed occurred on July 31, 2010.

(10)         Pursuant to his employment arrangement, if Generex terminates Mr. Fletcher’s employment upon written notice (and not for cause, disability or death) or Mr. Fletcher gives notice of termination pursuant to a material change in duties, reduction of remuneration, material default or breach by Generex or change in control of Generex, Mr. Fletcher will be entitled to receive a lump sum severance payment on the termination date in an amount equal to 18 months of base salary plus the average annual bonus paid to him during each fiscal year of the term of his employment and he will be entitled to participate in and receive benefits for 18 months after the termination date.

(11)         Pursuant to the terms of his employment with Generex, if Generex terminates Mr. Fletcher’s employment upon written notice (and not for cause, disability or death) or Mr. Fletcher gives notice of termination pursuant to a material change in duties, reduction of remuneration, material default or breach by Generex or change in control of Generex, Mr. Fletcher will have 90 days after the eighteenth month anniversary of the termination date to exercise vested options.

(12)         Each named executive is entitled to receive monthly disability payments and his/her survivor(s) are entitled to receive a lump sum payment upon such named executive’s death, in either case up to an amount equal to his/her annual base salary or $100,000, whichever is less. Insurance premiums are paid by Generex and such insurance coverage is widely available to all salaried employees at Generex. Thus, the amounts payable upon the disability or death of the named executive (as well as the premiums paid by Generex) are excluded from the table above.

(13)         The restricted stock award agreement with the named executive officers provides that in the event the named executive ceases to be employed by, or provide service to, us, any unvested shares of restricted stock will be immediately forfeited.

ADVISORY VOTE ON EXECUTIVE COMPENSATION
(Item 2 on the Proxy Card)

What am I voting on?

You are voting on a proposal, commonly known as a “say-on-pay” proposal, which gives our stockholders the opportunity to endorse or not endorse our executive officer pay program and policies through the following resolution:

“RESOLVED, that the stockholders approve the compensation of Generex’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in this Proxy Statement (which disclosure includes the Compensation Discussion and Analysis, the Executive Compensation Tables and any related material).”

What factors should I consider in voting on this proposal?

We urge you to consider the various factors regarding compensation matters as discussed in the Compensation Discussion and Analysis, beginning on page 12.

Our compensation program is relatively simple, reflecting our status as a development stage company.  We offer base salaries which we believe are competitive with other similarly-sized companies in the biotechnology and pharmaceutical industry and, at the discretion of the Compensation Committee, award executives cash bonuses based upon a blend of the company’s and individual executive's performance.  From time to time, we also have awarded equity incentive awards to executives primarily for long-term retention purposes.  Through these executive compensation policies, we have been able to retain talented and experienced senior executives.  We believe that the fiscal year 2010 compensation of our named executive officers was appropriate and aligned with Generex’s fiscal year 2010 results.

Why is the proposal being submitted to the stockholders?

Recent legislation, known as the Dodd-Frank Wall Street Reform and Consumer Protection Act or simply the Dodd-Frank Act, requires that public companies give their stockholders the opportunity to vote on say-on-pay proposals at the first annual meeting held after January 21, 2011.  The SEC has adopted rules implementing the provisions of the Dodd-Frank Act regarding stockholder votes on executive compensation (including say-on-pay and say-when-on-pay proposals).

Is this vote binding on the Board of Directors?

Because your vote is advisory, it will not be binding upon the Board of Directors.  However, our Board of Directors values the opinions that our stockholders express in their votes and will take into account the outcome of the vote when considering future executive compensation arrangements as it deems appropriate.

How does the Board of Directors recommend that I vote?

We recommend that you vote For the advisory resolution approving the compensation of Generex’s named executive officers.

ADVISORY VOTE ON FREQUENCY OF
STOCKHOLDER VOTE ON EXECUTIVE COMPENSATION
(Item 3 on the Proxy Card)

What am I voting on?

You are voting on a proposal, commonly known as a “say-when-on-pay” proposal, which gives our stockholders the opportunity to advise our Board how often we should conduct an advisory stockholder vote on executive compensation through the following resolution:

“RESOLVED, that a non-binding advisory vote of Generex’s stockholders to approve the compensation of Generex’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the Executive Compensation Tables and any related material) shall be held at an annual meeting of stockholder, beginning with the 2011 Annual Meeting of Stockholders, (i) every year, (ii) every 2 years, or (iii) every 3 years.”

When voting on this Item 3, you will have four choices from which to choose.  You can choose whether the say-on-pay vote should be conducted every year, every 2 years or every 3 years.  You may also abstain from voting on this item.  You are not voting to approve or disapprove the Board’s recommendation on this item.

What factors should I consider in voting on this proposal?

Our Board recommends that the stockholders vote in favor of conducting the say-on-pay vote every 2 years.  Our Board has reviewed the evolution of say-on-pay and say-when-on-pay proposals and has carefully studied the alternatives to determine the approach that will best serve Generex and our stockholders.  Our Board has determined that an advisory vote on executive compensation held every 2 years is the best approach for Generex based on a number of considerations, including, among other things, the following:

•
Our compensation program ties a portion of the compensation provided to our named executive officers to the company’s long-term corporate performance.  We believe that a bi-annual vote will give our stockholders the opportunity to more fully assess the success or failure of our incentive compensation strategies and the related business outcomes with the hindsight of 2 years of corporate performance;

•
A 2-year vote cycle allows sufficient time for our Board to review and respond to stockholders’ views on executive compensation and to implement changes, if necessary, to our executive compensation program; and

•
Stockholders can communicate their views on executive compensation to members of the Compensation Committee, non-management members of our Board or to the full Board of Directors in the periods between stockholder votes, as described more fully under the heading, Communications with Directors on page 11.

Is this vote binding on the Board of Directors?

Because your vote is advisory, it will not be binding upon the Board of Directors.  However, our Board values the opinions that our stockholders express in their votes and will take into account the outcome of the vote when considering how frequently we should conduct an advisory vote on executive compensation as it deems appropriate.

How does the Board of Directors recommend that I vote?

We recommend that you vote for conducting an advisory vote on executive compensation every 2 years beginning with the 2011 Annual Meeting of Stockholders.

RATIFICATION OF THE APPOINTMENT OF MSCM LLP
AS GENEREX’S INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2011
(Item 4 on the Proxy Card)

What am I voting on?

The Audit Committee of the Board of Directors has selected MSCM LLP as the independent public accountants to examine the financial statements of Generex and its subsidiaries for the fiscal year ending July 31, 2011.  The Board of Directors has concurred in the Audit Committee’s selection and is presenting the matter to the stockholders for ratification at the annual meeting.  MSCM LLP has served as our independent auditors since September 5, 2008.

Why is ratification of the selection of MSCM LLP necessary?

Stockholder ratification of the selection of MSCM LLP as our independent auditors is not required by our bylaws or otherwise.  However, we are submitting the selection of MSCM LLP to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain MSCM LLP.  Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent audit firm at any time during the year if it is determined that such a change would be in the best interests of us and our stockholders.

What is the relationship of MSCM LLP to Generex’s former independent auditors, Danziger Hochman Partners LLP?

MSCM LLP is the successor to our former independent auditors, Danziger Hochman Partners LLP, following MSCM LLP’s merger with Danziger Hochman Partners LLP in September 2008. Danziger Hochman Partners LLP served as our independent auditors from February 1, 2006 until September 5, 2008.

On July 28, 2008, we received notice of the merger of Danziger Hochman Partners LLP with MSCM LLP, to be effective as of August 1, 2008.  The merger of Danziger Hochman Partners LLP and MSCM LLP did not close until the week of September 15, 2008.  On September 5, 2008, the Audit Committee received an engagement letter from MSCM LLP and approved the engagement of MSCM LLP as Danziger Hochman Partners LLP’s successor to continue as our independent registered public accountant for the fiscal year ending July 31, 2008.

The reports of Danziger Hochman Partners LLP on our financial statements for the fiscal years ended July 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During our fiscal years ended July 31, 2008 and 2007 and the subsequent interim period through September 5, 2008, the date on which the Audit Committee approved the engagement of MSCM LLP and Danziger Hochman Partners LLP ceased being our independent auditors, there were no disagreements between us and Danziger Hochman Partners LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Danziger Hochman Partners LLP, would have caused Danziger Hochman Partners LLP to make reference to the subject matter of the disagreements in connection with its audit reports on our financial statements. During our past fiscal years ended July 31, 2008 and 2007 and the interim period through September 5, 2008, Danziger Hochman Partners LLP did not advise us of any of the matters specified in Item 304(a)(1)(v) of Regulation S-K.

During our fiscal years ended July 31, 2008 and 2007 and the subsequent interim period through September 5, 2008, we had no consultations with MSCM LLP regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements as to which we received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; (b) any matter that was the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or (c) any matter that was the subject of a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

What services will the independent registered public accounting firm provide?

Audit services provided by MSCM LLP for fiscal year 2011 will include the examination of the consolidated financial statements of Generex and services related to periodic filings made with the SEC. Audit services for fiscal year 2011 also will include the audit of the effectiveness of the company’s internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002. Additionally, MSCM LLP may provide audit-related, tax and other services comparable in nature to the services that it performed in fiscal 2010 and 2009, as described below under the heading “Audit Matters” and the subheading “Fees Paid to Generex’s Independent Public Accountants.”

Will representatives of the independent registered public accounting firm be present at the 2011 annual meeting?

Representatives of MSCM LLP are expected to be present at the meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

How does the Board of Directors recommend that I vote?

We recommend that you vote For the ratification of the appointment of MSCM LLP as Generex’s independent registered public accounting firm for fiscal year 2011.

AUDIT MATTERS

Fees Paid to Generex’s Independent Public Accountants

MSCM LLP ("MSCM") has served as our independent auditors since September 5, 2008. The appointment of MSCM as our independent public accountants was unanimously approved by the Audit Committee of our Board of Directors. MSCM is the successor to our former independent auditors, Danziger Hochman Partners LLP (“Danziger Hochman”), following MSCM’s merger with Danziger Hochman in September 2008. Danziger Hochman served as our independent auditors from February 1, 2006 until September 5, 2008.

The following table sets forth the aggregate fees paid by Generex for the fiscal years ended July 31, 2010 and 2009 to our independent auditors:
	Fiscal Year Ended July 31, 2010		Fiscal Year Ended July 31, 2009
Audit Fees	$220,983	(1)	$212,756	(1)
Audit-Related Fees	$128,867	(2)	$-0-
Tax Fees	$-0-	(3)	$-0-
All Other Fees	$11,923	(4)	$-0-
TOTAL	$361,773		$212,756

(1)      Represents charges of MSCM LLP, Generex's auditors for the financial statement audits of the fiscal years ended July 31, 2010 and 2009, including fees associated with quarterly reviews of financial statements included in Generex’s Form 10-Q.

(2)      Represents charges of MSCM LLP, Generex's auditor in fiscal year ended July 31, 2010 for Sarbanes-Oxley Section 404 audit of internal controls over financial reporting.

(3)      MSCM LLP did not provide and did not bill for any tax services.

(4)      Represents fees associated with review of responses to comments of the SEC Staff and review of financial statements included in Form S-8.

Policy for Pre-Approval of Audit and Non-Audit Services

The Audit Committee’s policy is to pre-approve all audit services and all non-audit services that Generex’s independent auditor is permitted to perform for Generex under applicable federal securities regulations. As permitted by the applicable regulations, the Audit Committee’s policy utilizes a combination of specific pre-approval on a case-by-case basis of individual engagements of the independent auditor and general pre-approval of certain categories of engagements up to predetermined dollar thresholds that are reviewed annually by the Audit Committee. Specific pre-approval is mandatory for the annual financial statement audit engagement, among others.

The pre-approval policy was implemented effective as of October 30, 2003. All engagements of the independent auditor to perform any audit services and non-audit services since that date have been pre-approved by the Audit Committee in accordance with the pre-approval policy. The policy has not been waived in any instance. All engagements of the independent auditor to perform any audit services and non-audit services prior to the date the pre-approval policy was implemented were approved by the Audit Committee in accordance with its normal functions.

Report of the Audit Committee

The Audit Committee reviewed and discussed Generex's audited financial statements for the fiscal year ended July 31, 2010 with management. The Audit Committee discussed with MSCM LLP, Generex's independent public accountants for the fiscal year ended July 31, 2010, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee received the written disclosures and the letter from MSCM LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with MSCM LLP its independence.  Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Generex's Annual Report on Form 10-K for the fiscal year ended July 31, 2010 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

Brian T. McGee (Chairman)
John P. Barratt
Nola E. Masterson

The foregoing Report of the Audit Committee shall not be deemed to be soliciting material, to be filed with the SEC or to be incorporated by reference into any of Generex's previous or future filings with the SEC, except as otherwise explicitly specified by Generex in any such filing.

APPROVAL OF AN AMENDMENT TO GENEREX’S RESTATED CERTIFICATE OF INCORPORATION, SUBJECT TO BOARD APPROVAL AND LISTING APPLICATION APPROVAL, TO EFFECT A REVERSE STOCK SPLIT OF COMMON STOCK AND TO REDUCE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
(Item 5 on the Proxy Card)

What am I voting on?

You are voting on a proposal to approve an amendment to our Restated Certificate of Incorporation to effect, at any time prior to December 7, 2012, a reverse stock split of our common stock at an exchange ratio to be determined and to proportionately reduce the number of shares of the common stock authorized for issuance (the implementation of the reverse stock split, ratio and timing of which will be subject to (i) the discretion of the Board of Directors and (ii) the approval of Generex’s application for listing on a U.S. national stock exchange contingent only upon Generex meeting the minimum share price requirement of such exchange) without further approval of the stockholders, upon a determination by the Board of Directors that such an amendment is in the best interests of Generex and its stockholders.

The Board of Directors has unanimously authorized the proposed amendment to our Restated Certificate of Incorporation, subject to the Board’s discretion and the approval of a listing application by Generex with a U.S. national stock exchange contingent only upon Generex meeting the minimum share price requirement of the exchange, to effect the reverse stock split and to proportionately reduce the number of the authorized shares of common stock.  The form of the proposed amendment is attached to this Proxy Statement as Appendix C and is incorporated herein by reference.

Why is the reverse stock split necessary?

The Board of Directors is seeking stockholder approval of the authority to implement a reverse stock split because it believes that a higher stock price may help generate and enable greater institutional investor interest in the company and help us secure financing to continue our clinical and commercialization efforts.  The Board of Directors believes that institutional investors and investment funds are generally reluctant to invest in lower priced, over-the-counter traded stocks.  The Board of Directors also believes that a higher stock price will be required to secure a listing on a major stock exchange, such as the NYSE Amex, which will further generate and enable institutional investor interest in Generex.  Accordingly, the Board of Directors concluded that reducing the number of outstanding shares of common stock might be desirable in order to attempt to support a higher stock price per share based on our current market capitalization.

In addition, the Board of Directors considered that our common stock might not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients.  Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks.  Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide research coverage of lower priced stocks.  Stocks trading at less than $1.00 per share are also subject to certain rules under the Exchange Act which require additional disclosure by broker-dealers in connection with any trades involving a stock defined as a “penny stock” involving persons other than established customers and accredited investors. The additional burdens imposed upon broker-dealers might discourage broker-dealers from effecting transactions in lower priced common stock, which might further affect the liquidity of such stock.

The combination of lower transaction costs and increased interest from institutional investors and bank analysts can ultimately improve the trading liquidity of common stock.  In order to reduce the number of shares of common stock outstanding and thereby attempt to proportionally raise the per share price of common stock, the Board of Directors believes that it is in the best interests of Generex’s stockholders for the Board of Directors to obtain the authority to implement a reverse stock split, subject to Generex obtaining the approval of a listing application with a U.S. national stock exchange contingent only upon Generex meeting the minimum share price requirement of the exchange.

Why is the Board requesting discretion to determine the reverse split ratio and to effect  the reverse stock split?

The Board of Directors believes that the availability of a range of reverse split ratios will provide the Board with the flexibility to implement the reverse stock split in a manner designed to maximize the anticipated benefits for Generex and its stockholders.  In determining which reverse stock split ratio to implement, if any, following the receipt of stockholder approval, the Board of Directors may consider, among other things, factors such as:

•	the historical trading price and trading volume of the common stock;

•	the then prevailing trading price and trading volume of the common stock and the anticipated impact of the reverse stock split on the trading market for the common stock;

•	the minimum share price requirement under listing standards of a national stock exchange;

•	which reverse split ratio would result in the greatest overall reduction in Generex’s administrative costs; and

•	prevailing general market and economic conditions.

To effect the reverse stock split, the Board would set the timing for such a split and select the specific ratio in its discretion. No further action on the part of stockholders will be required to either implement or abandon the reverse stock split. If the proposal is approved by stockholders, if Generex obtains the approval of a listing application with a U.S. national stock exchange contingent only upon Generex meeting the minimum share price requirement of the exchange, and if the Board determines to implement the reverse stock split, we would communicate to the public, prior to the effective date of the reverse stock split, additional details regarding the reverse stock split, including the specific ratio the Board selects.

Although the Board of Directors requests stockholder approval of the proposed amendment to the Restated Certificate of Incorporation, the Board reserves the authority to decide, in its discretion, to abandon or delay the reverse stock split after such vote.  Furthermore, if we do not pursue a listing with a national stock exchange, the Board cannot implement the reverse stock split.  If the Board fails to effect the reverse stock split within eighteen months after the annual meeting, stockholder approval again would be required prior to implementing any subsequent reverse stock split.

What are the anticipated effects of the reverse stock split on existing stockholders of Generex?

If approved and effected, the reverse stock split would have the following effects:

•
The number of shares of common stock held by each stockholder will be reduced as a result of the reverse stock split.  For example, if the Board of Directors selects a reverse split ratio of 1-to-8, a stockholder holding 8,000 shares of common stock before the reverse stock split would hold 1,000 shares of common stock immediately after the reverse stock split.

•	The number of shares of common stock issued and outstanding will be reduced proportionately based on the reverse stock split ratio selected by the Board of Directors.

•	The number of shares of common stock authorized to be issued will be reduced proportionately based on the reverse stock split ratio selected by the Board of Directors.

•
Based on the reverse stock split ratio selected by the Board of Directors, proportionate adjustments will be made to the per-share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants entitling the holders thereof to purchase shares of common stock, which will result in approximately the same aggregate price being required to be paid for such options or warrants upon exercise of such options or warrants immediately preceding the reverse stock split;

•	The number of shares reserved for issuance under Generex’s stock plans will be reduced proportionately based on the reverse stock split ratio selected by the Board of Directors

If approved and effected, the reverse stock split will be effected simultaneously for all of the common stock, and the ratio will be the same for all of the common stock.  The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the company, subject to being rounded up to the next whole number in the case of fractional shares, as described below.  Common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable.  The relative voting and other rights that accompany the shares of common stock would not be affected by the reverse stock split.

Will Generex issue fractional shares resulting from the reverse stock split?

No.  We will not issue fractional shares of common stock.  Where a stockholder would have been entitled to a fractional share, we will round up fractional shares to the nearest whole share. Each stockholder's proportionate ownership of outstanding shares of common stock would remain the same, except for minor differences resulting from the rounding up of fractional shares.  A reverse stock split may leave certain stockholders with one or more "odd lots," which are stock holdings in amounts of fewer than 100 shares of common stock.  These odd lots may be more difficult to sell than shares of common stock in even multiples of 100.  Stockholders selling odd lots created by the reverse stock split may incur increased brokerage commissions in selling such shares.

What are the anticipated effects of the reverse stock split on the authorized shares of common stock?

The Board of Directors believes, based on the number of shares of common stock currently outstanding, the number of shares reserved for issuance under stock option plans and warrants, and the number of shares Generex reasonably expects to issue in future transactions, that, after giving effect to the reverse split at any of the possible ratios, 750,000,000 is an excessive number of shares of common stock for Generex to be authorized to issue without stockholder approval.  In addition, one method that the State of Delaware uses to impose franchise taxes upon domestic corporations is based upon a corporation’s authorized capital.  Accordingly, the Board of Directors believes that a decrease in the number of authorized shares of common stock would reduce the amount of franchise taxes that Generex is required to pay annually and would be in the best interests of Generex.  The Board of Directors believes that a reduction in the number of shares of common stock authorized for issuance at the same ratio determined by the Board of Directors with regard to the reverse split will leave a sufficient number of authorized shares of common stock to maintain the requisite amount of flexibility required by the Company’s ongoing activities.

The authorized but unissued shares of common stock that would be available if the reverse stock split is effected may be used for various purposes, including, without limitation, raising capital, providing equity incentives to employees, officers or directors, effecting stock dividends, and establishing strategic relationships with other companies and expanding Generex’s business or product lines through the acquisition of other businesses or products.

As we previously announced, we plan to initiate a rights offering  of common stock and warrants to our existing stockholders in the event that the stockholders approve a reverse stock split and our common stock is listed on a national stock exchange.  The amount of the offering has not been determined.  Certain warrant holders also would have the right to participate in the offering.  We would file a registration statement with the SEC in connection with such a rights offering following stockholder approval of a reverse stock split and listing of our common stock on a national stock exchange.  We expect that the offering and the distribution of rights would commence promptly following effectiveness of the registration statement.  We plan to use the proceeds from the rights offering primarily to fund on-going research and development and product commercialization initiatives and the proposed acquisition of Global Medical Direct, LLC.  The record date for the distribution of the rights and the dates for both the subscription period and the expiration of the rights offering would be included in the final prospectus.  Under the proposed terms of the rights offering, Generex would distribute one right to each holder of record of every share of its common stock that is held on the record date.  Each transferable right would entitle the stockholder to purchase one unit at a subscription price to be determined prior to the effective date of the registration statement.  Each unit would consist of one share of common stock and two warrants to purchase additional shares of common stock.  This Proxy Statement does not constitute an offer of any securities for sale or a solicitation of an offer to buy any securities.

At the present time, we do not currently have any other plans to issue any of the authorized but unissued shares of common stock that would be available for issuance if the reverse stock split proposal is approved by our stockholders and subsequently effected by the Board of Directors.  Even if the reverse stock split is effected, we will be required to obtain stockholder approval prior to the issuance of authorized stock, in certain circumstances, including if the issuance would result in a change of control of Generex.

What are the effects of the reverse stock split at different exchange ratios?

The following table shows the number of shares of common stock that would be (a) issued and outstanding, (b) authorized and reserved for issuance upon the exercise of outstanding stock options and warrants (assuming vesting of all nonvested shares underlying such options and warrants), and (c) authorized and unreserved for issuance, and (d) total authorized, in each case upon the implementation of the reverse stock split at a range of possible ratios of 1-for-5, a ratio of 1-for-10 and a ratio of 1-for-20 based on our capitalization as of the record date of April 11, 2011.

As of April 11, 2011	Shares Issued and Outstanding	Shares Authorized and Reserved for Issuance(1)	Shares Authorized and Unreserved	Total Authorized
Pre-Split	295,027,282	65,256,997	389,715,721	750,000,000
If 1-for-5 stock split enacted	59,005,457	13,051,400	77,943,143	150,000,000
If 1-for -10 stock split enacted	29,502,729	6,525,700	38,971,571	75,000,000
If 1-for -20 stock split enacted	14,751,365	3,262,850	19,485,785	37,500,000

(1)      Shares which are authorized and reserved for issuance upon the exercise of outstanding options and warrants, assuming the vesting of all nonvested shares underlying such options and warrants.

What are the anticipated effects of the reverse stock split on our stock plans?

The reverse stock split, when implemented, will affect outstanding stock awards and options to purchase our common stock.  Each of Generex’s 2000 Stock Option Plan, 2001 Stock Option Plan, as amended, and 2006 Stock Plan, as amended (collectively, the "Plans"), includes provisions for appropriate adjustments to the number of shares of common stock covered by each such plan and to stock options and other grants of stock-based awards under the Plan, as well as the per share exercise price. If we obtain stockholder approval for the reverse stock split and approval of the listing of common stock on a national stock exchange (contingent only upon meeting the minimum share price requirement) and the Board of Directors selects a reverse split ratio of 1-to-5, an outstanding stock option to purchase five shares of common stock would thereafter evidence the right to purchase one share of common stock consistent with the reverse stock split ratio, and the exercise price per share would be a corresponding multiple of the previous exercise price.  For example, a pre-split option for 500 shares of common stock with an exercise price of $0.50 per share would be converted post-split into an option to purchase 100 shares of common stock with an exercise price of $2.50 per share.  Further, the number of shares of common stock reserved for issuance under the plans will e reduced by the same ratio.

Will the reverse stock split have any effect on Generex’s business and operations?

We expect our business and operations to continue as they are currently being conducted and the reverse stock split is not anticipated to have any effect upon the conduct of our business.  We expect to incur expenses of approximately $75,000 to effect the reverse stock split.

What effect will the reverse stock split have on Generex’s registration under the Exchange Act?

Our common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934 ("Exchange Act"), and we are subject to the periodic reporting and other requirements of the Exchange Act.  As of April 11, 2011, we had 656 holders of record of our common stock (although we have significantly more beneficial holders). We do not expect the reverse stock split and the rounding up of fractional shares to result in a significant reduction in the number of record holders.  We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the reverse stock split.

If we obtain the approval of a listing application with a U.S. national stock exchange contingent only upon our satisfaction of the minimum share price requirement of the exchange and the reverse stock split is implemented, we anticipate seeking to list the common stock on that national stock exchange.

What are the anticipated effects of the reverse stock split on the market for our common stock?

The Board of Directors believes that an increased stock price could enhance the appeal of our common stock to the financial community, including institutional investors, and the general investing public.  Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers.  Some of these policies and practices pertain to the payment of brokers' commissions and to time-consuming procedures that make the handling of lower-priced stocks unattractive to brokers from an economic standpoint.  We believe that the anticipated higher market price resulting from a reverse stock split would better enable institutional investors and brokerage firms with such policies and practices to invest in our common stock.  There can be no assurance that this will be the case, however.

Will the reverse stock split have any potential anti-takeover or dilutive effect?

The authorized but unissued shares that would be available if the reverse stock split is implemented may be used by the Board of Directors, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable; however, the reverse stock split and reduction in our authorized common stock is not being recommended in response to any specific effort of which we are aware to obtain control of Generex, nor does the Board of Directors have any present intent to use the authorized but unissued common stock to impede a takeover attempt.

In addition, the authorized but unissued shares of common stock that would be available if the reverse stock split is effected may be used for various purposes, including, without limitation, raising capital, providing equity incentives to employees, officers or directors, effecting stock dividends, and establishing strategic relationships with other companies and expanding Generex’s business or product lines through the acquisition of other businesses or products.  The issuance of additional shares of common stock for any of the foregoing corporate purposes could have a dilutive effect on earnings per share and the book or market value of our outstanding common stock, depending on the circumstances, and would likely dilute a shareholder’s percentage voting power in the company. Holders of our common stock are not entitled to preemptive rights or other protections against dilution.  Our Board of Directors intends to take these factors into account before authorizing any new issuance of shares.

Are there risks associated with the reverse stock split?

Yes, there are certain risks associated with the reverse stock split, including without limitation those described below.

There can be no assurance that the total market capitalization of our common stock (the aggregate value of all Generex common stock at the then market price) after the implementation of the reverse stock split  will be equal to or greater than the total market capitalization before the reverse stock split or that the per share market price of our common stock following the reverse stock split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split.

There can be no assurance that the market price per share of our common stock after the reverse stock split will remain unchanged or increase in proportion to the reduction in the number of old shares of our common stock outstanding before the reverse stock split. For example, based on the closing price of our common stock on April 12, 2011 of $0.22 per share, if the Board were to implement the reverse stock split and utilize a ratio of 1-for-10, we cannot assure you that the post-split market price of our common stock would be $2.20 (that is, $0.22 × 10) per share or greater. In many cases, the market price of a company’s shares declines after a reverse stock split.

Accordingly, the total market capitalization of our common stock after the reverse stock split, when and if implemented, may be lower than the total market capitalization before the reverse stock split.  Moreover, in the future, the market price of our common stock following the reverse stock split may not exceed or remain higher than the market price prior to the reverse stock split.

The reverse stock split may not increase our stock price over the long-term, which may prevent us from qualifying for listing with a U.S. national stock exchange.

While we expect that the reverse stock split, together with other actions required to meet applicable initial listing standards, will enable our shares to qualify for listing with a national stock exchange and that we will be able to continue to meet on-going quantitative and qualitative listing requirements, we cannot be sure that this will be the case.  Negative financial results, adverse clinical trials developments, or market conditions could adversely affect the market price of our common stock and jeopardize our ability to meet or maintain applicable stock exchange listing requirements. Furthermore, in addition to its enumerated listing and maintenance standards, each stock exchanges has broad discretionary authority over the initial and continued listing of securities, which it could exercise with respect to our shares.

If the reverse stock split is effected, the resulting per-share stock price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve.

While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per-share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds.  As a result, the trading liquidity of our common stock may not necessarily improve.

A decline in the market price of our common stock after the reverse stock split is implemented may result in a greater percentage decline than would occur in the absence of the reverse stock split, and the liquidity of our common stock could be adversely affected following the reverse stock split.

If the reverse stock split is effected and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of the reverse stock split. The market price of our common stock will, however, also be based on our performance and other factors, which are unrelated to the number of shares of common stock outstanding. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

How will the reverse stock split be effected?

If we obtain shareholder approval at the annual meeting and listing of our common stock on a national stock exchange (contingent only upon only meeting the minimum share price requirement of such exchange) and our Board of Directors concludes that it is in the best interests of Generex and its stockholders to effect the reverse stock split, the amendment to our Restated Certificate of Incorporation will be filed with the Delaware Secretary of State. The actual timing of the filing of the amendment with the Delaware Secretary of State to effect the reverse split will be determined by the Board of Directors but will be no later than eighteen months following the approval of this Item 5.  Also, if for any reason the Board of Directors deems it advisable to do so, the reverse stock split may be abandoned at any time prior to the filing of the amendment, without further action by our shareholders.  The reverse stock split will be effective as of the date of filing with the Delaware Secretary of State.  We will issue a press release and file a Form 8-K pre-announcing the filing of the amendment prior to its effective filing date.

Upon the filing of the amendment, without further action on the part of us or the stockholders, the outstanding shares of common stock held by stockholders of record as of the effective filing date would be converted into a lesser number of shares of common stock based on a reverse stock split ratio selected by the Board of Directors. For example, if you presently hold 1,000 shares of our common stock and our Board of Directors selected a ratio of 1-to-20, you would hold 50 shares of our common stock following the reverse stock split.

How do I exchange my pre-reverse stock split certificates for new post-reverse stock split certificates?

If we implement the reverse stock split, our transfer agent will act as our exchange agent for purposes of implementing the exchange of stock certificates.

On or after the effective time of the reverse stock split, the exchange agent will mail a letter of transmittal to each stockholder.  Each stockholder will be able to obtain a certificate evidencing his, her or its post-reverse stock split shares only by sending the exchange agent the stockholder’s old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require.  Stockholders will not receive certificates for post-reverse stock split shares unless and until they surrender their old certificates.  You should not forward your certificates to the exchange agent until you receive the letter of transmittal, and you should only send in your certificates with the letter of transmittal. If you elect to receive a new stock certificate in the letter of transmittal, the exchange agent will send you a new stock certificate after receipt of your properly completed letter of transmittal and old stock certificate(s).  If you surrender your old stock certificate(s) but do not elect to receive a new stock certificate in the letter of transmittal, you will hold that your shares electronically in book-entry form with our transfer agent as described below. You will not have to pay any service charges in connection with the exchange of your certificates.

Certain of our registered holders of common stock hold some or all of their shares electronically in book-entry form with our transfer agent. These shareholders do not have stock certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.  If you hold all of your shares of common stock electronically in book-entry form with our transfer agent, you do not need to take any action as your holdings will be electronically adjusted by our transfer agent to give effect to the reverse stock split.

Upon the reverse stock split, we intend to treat shares of common stock held by stockholders in "street name," that is, through a bank, broker or other nominee, in the same manner as stockholders whose shares of common stock are registered in their names.  Banks, brokers or other nominees will be asked to effect the reverse stock split for their beneficial holders holding the common stock in "street name." However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split.  If you hold shares of common stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee directly.

You should not send your certificates now.  You should send them only after you receive the letter of transmittal from our exchange agent.

What are the accounting consequences of the reverse stock split?

The reverse stock split will not affect the par value of the common stock.  As a result, as of the effective time of the reverse stock split, the stated capital on our balance sheet attributable to the common stock will be reduced proportionately based on the reverse stock split ratio selected by the Board of Directors, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per-share net income or loss and net book value of the common stock will be restated because there will be fewer shares of common stock outstanding.

What are the federal income tax consequences of the reverse stock split?

The following is a summary of certain U.S. federal income tax consequences relating to the reverse stock split as of the date hereof. This summary addresses only U.S. holders who hold their shares of common stock as a capital asset for U.S. federal income tax purposes (i.e., generally, property held for investment).  For purposes of this summary, a “U.S. holder” means a beneficial owner of common stock who is any of the following for U.S. federal income tax purposes: (i) an individual who is a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

This summary is based on interpretations of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations, rulings and judicial decisions as of the date hereof. These authorities may be changed, perhaps retroactively, and may adversely affect the U.S. federal income tax consequences described herein. This summary does not discuss all of the tax consequences that may be relevant to particular stockholders or to stockholders subject to special treatment under U.S. federal income tax laws (such as banks and other financial institutions, insurance companies, real estate investment trusts, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, tax-exempt entities, partnerships, and stockholders who hold common stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction).

Moreover, this description does not address the U.S. federal estate and gift tax, alternative minimum tax, state, local, foreign or other tax consequences of the reverse stock split.

You should consult your own tax adviser concerning the particular U.S. federal tax consequences of the reverse stock split, as well as any consequences arising under the laws of any other taxing authority, such as any state, local or foreign income tax consequences to which you may be subject.

To ensure compliance with Treasury Department Circular 230, each holder of common stock is hereby notified that: (a) any discussion of U.S. federal tax issues in this Proxy Statement is not intended or written to be used, and cannot be used, by such holder for the purpose of avoiding penalties that may be imposed on such holder under the Code; (b) any such discussion has been included by Generex in furtherance of the reverse stock split on the terms described herein; and (c) each such holder should seek advice based on its particular circumstances from an independent tax advisor.

Generally, the reverse stock split will not result in the recognition of gain or loss by a U.S. holder for U.S. federal income tax purposes. The aggregate adjusted basis of the post-reverse stock split shares will be the same as the aggregate adjusted basis of the pre-reverse stock split shares. The holding period of the post-reverse stock split shares will include a U.S. holder’s holding periods for the pre-reverse stock split shares.

The federal income tax consequence of the receipt of an additional share of common stock in lieu of a fractional interest is not clear.  If the receipt of a portion of an additional share of common stock is taxed as a dividend, however, any tax liability association with such receipt is not expected to be material.

Generex will not recognize any gain or loss as a result of the reverse stock split.

Am I entitled to dissenters’ or appraisal rights in connection with the reverse stock split?

The holders of shares of common stock will have no dissenters' rights of appraisal under Delaware law, our Restated Certificate of Incorporation or our Amended and Restated Bylaws with respect to the amendment to our Restated Certificate of Incorporation to accomplish the reverse stock split.

How many votes are needed for this proposal and how are the votes counted?

The affirmative vote of a majority of the shares of common stock entitled to vote thereon is required to approve the amendment to our Restated Certificate of Incorporation to accomplish the reverse stock split and to proportionately reduce the number of authorized shares of common stock.   The effect of an abstention or broker non-vote is the same as that of a vote against the proposal.

How does the Board of Directors recommend that I vote?

We recommend that you vote FOR the approval of the amendment to our Restated Certificate of Incorporation to effect, at any time prior to December 7, 2012, a reverse stock split of our common stock at an exchange ratio to be determined  and to proportionately reduce the number of shares of the common stock authorized for issuance (the implementation of the reverse stock split, ratio and timing of which will be subject to (i) the discretion of the Board of Directors and (ii) the approval of Generex’s application for listing on a U.S. national stock exchange contingent only upon Generex meeting the minimum share price requirement of such exchange).

APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY
TO SOLICIT ADDITIONAL PROXIES FOR PROPOSAL SET FORTH IN ITEM 5
(Item 6 on the Proxy Card)

What am I voting on?

Generex is asking its stockholders to vote on a proposal to approve the adjournment of the annual meeting of stockholders, if necessary, to solicit additional proxies for the proposal set forth as Item 5 on the Proxy Card.

Why is this proposal necessary?

As discussed above, our Board recommends a vote for the reverse stock split under Item 5.   In order to implement the reverse stock split, Generex is required under Delaware law to obtain the affirmative vote of a majority of all shares of common stock outstanding.  While we hope to have a majority of all shares of common stock outstanding vote for the reverse stock split at the annual meeting, it is possible we will not have sufficient votes to do so.  If we do not have sufficient votes for Item 5 at the annual meeting and Item 6 were to pass, we could solicit and obtain additional votes and promptly reconvene the annual meeting.

How many votes are needed for this proposal and how are the votes counted?

The affirmative vote of a majority of shares of common stock present in person or by proxy at the annual meeting and entitled to vote on the subject matter is required to approve this Item 6.  Abstentions and broker non-votes will have the effect of negative votes.

How does the Board of Directors recommend that I vote?

We recommend that you vote FOR the approval to adjourn the annual meeting of stockholders, if necessary, to solicit additional proxies for the proposal set forth as Item 5 on the Proxy Card.

OTHER MATTERS

The Generex board of directors is not aware of any other business that may be brought before the special meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table on the following pages sets forth information regarding the beneficial ownership of the common stock by our named executive officers and directors (including persons who served as named executive officers as of the end of the fiscal year ended July 31, 2010) and all the named executives and directors as a group.  We are not aware of any person or group that beneficially owns more than five percent of our outstanding shares of common stock.

The information contained in these tables is as of April 11, 2011. At that date, we had 295,027,282 shares of common stock outstanding.

A person is deemed to be a beneficial owner of shares if he has the power to vote or dispose of the shares. This power can be exclusive or shared, direct or indirect. In addition, a person is considered by SEC rules to beneficially own shares underlying options or warrants that are presently exercisable or that will become exercisable within sixty (60) days.

Except as otherwise indicated, the address of each person named in the table below is c/o Generex Biotechnology Corporation, 33 Harbour Square, Suite 202, Toronto, Canada M5J 2G2.

Beneficial Ownership
Name of Beneficial Owner	Number of Shares	Percent of Class

Named Executives, Directors and Nominees

John P. Barratt (1)	992,380	*
Mark Fletcher (2)	2,706,803	0.92%
Anna E. Gluskin (3)	1,179,794	*
Nola Masterson (4)	316,666	*
Brian T. McGee (5)	722,380	*
Rose C. Perri (6)	4,750,554	1.63%
Dr. James Anderson	0	*
Eric von Hofe, Ph.D. (7)	205,000	*
Dr. David Brusegard (8)	231,295	*
Stephen Fellows (9)	375,416	*
Named Executives and Directors as a group (10 persons)	11,655,288	4.00%

* Less than 1%.

(1)     Includes 70,000 shares, 70,000 shares issuable upon stock options granted on October 26, 2004, 100,000 shares issuable upon exercise of stock options granted on April 5, 2005 under the 2001 Plan, 35,714 shares issuable upon exercise of stock options granted on April 5, 2005 under the 2001 Plan received in lieu of cash compensation, 66,667 vested options of 100,000 options which were granted on March 8, 2010 under 2006 Plan and 150,000 shares of restricted stock awarded on May 30, 2006 under the 2006 Plan. Also includes 400,000 options issued March 25, 2011 under 2001 Stock Option Plan and 100,000 options issued March 25, 2011 under 2006 Stock Option Plan.

(2)      Includes 286,077 shares, 250,000 shares issuable upon exercise of stock options granted on April 5, 2005 with an effective date of December 13, 2004 under the 2001 Plan , 470,726 shares issuable upon exercise of stock options granted on April 5, 2005 under the 2001 Plan, 200,000 vested options of 300,000 options which were granted on March 8, 2010 under 2006 Plan and 175,000 shares of restricted stock granted in August 2007 under 2006 Stock Plan, which shares were vested as of August 17, 2009. Also includes 400,000 options issued March 25, 2011 under 2001 Stock Option Plan and 1,100,000 options issued March 25, 2011 under 2006 Stock Option Plan.

(3)      Includes 26,127 shares held by Ms. Gluskin, 953,667 shares owned of record by GHI, Inc. that are beneficially owned by Ms. Gluskin, 200,000 shares of restricted stock granted in August 2007 under 2006 Stock Plan, which shares were vested as of August 17, 2009.

(4)      Includes 66,666 vested options of 100,000 options which were granted on March 8, 2010 under 2006 Plan, 50,000 shares of restricted common stock granted to Ms. Masterson on August 17, 2007 under the 2006 Plan and 200,000 options issued March 25, 2011 under 2001 Stock Option Plan.

(5)      Includes 70,000 shares issuable upon exercise of stock options granted on October 26, 2004, 100,000 shares issuable upon exercise of stock options granted on April 5, 2005 under the 2001 Plan, 35,714 shares issuable upon exercise of stock options granted on April 5, 2005 under the 2001 Plan received in lieu of cash compensation, 66,666 vested options of 100,000 options which were granted on March 8, 2010 under 2006 Plan and 150,000 shares of restricted stock awarded on May 30, 2006 under the 2006 Plan. Also includes 100,000 shares acquired in February and March 2006 and 200,000 options issued March 25, 2011 under 2001 Stock Option Plan.

(6)      Includes 244,726  shares held by Ms. Perri, 54,000 shares acquired on October 27, 2010, 953,667 shares owned of record by GHI, Inc. that are beneficially owned by Ms. Perri, 576,752 shares issued upon exercise of stock options granted on April 5, 2005 under the 2001 Plan, 175,000 shares of restricted stock granted in August 2007 under 2006 Stock Plan that were vested as of August 17, 2009. Also includes the shares that are owned by the estate of Mr. Mark Perri, of which Ms. Perri is executor and beneficiary, but is not considered to beneficially own for some purposes: 45,914 shares previously owned of record by Mr. Mark Perri; 1,100,000 shares owned of record by EBI, Inc. (of which Mr. Mark Perri was beneficial owner); 305,332 shares held of record by brokerage accounts. Also includes 341,496 shares owned of record by EBI, Inc., which Ms. Perri may be deemed to beneficially own because of the power to vote the shares but which are beneficially owned by other stockholders because they are entitled to the economic benefits of the shares. Ms. Perri is also deemed to beneficially own an additional 953,667 shares owned of record by GHI, Inc. by holding the right to vote such shares. These shares are also beneficially owned by Ms. Gluskin.

(7)      Includes 20,000 shares of common stock held by Dr. von Hofe awarded on March 5, 2007 under the 2006 Plan.  Also includes 100,000 shares issuable upon exercise of stock options granted on October 26, 2004, 35,000 shares issuable upon exercise of stock options granted on July 29, 2005, 25,000 vested options of 100,000 options which were granted on October 10, 2009 under 2006 Plan and 200,000 options issued March 25, 2011 under 2001 Stock Option Plan.

(8)      Includes 31,295 shares of common stock held by Dr. Brusegard and 200,000 options issued March 25, 2011 under 2001 Stock Option Plan.

(9)      Includes 166,666 vested options of 250,000 options which were granted on March 8, 2010 under 2006 Plan, 8,750 vested options of 35,000 options which were granted on October 10, 2009 under 2006 Plan and 200,000 options issued March 25, 2011 under 2001 Stock Option Plan.

CERTAIN TRANSACTIONS

Changes in Control

We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in the change in control of Generex.

Related Transactions

Review of Related Party Transactions

We presently follow an unwritten practice requiring approval by stockholders or by a majority of disinterested directors of transactions in which one of our directors has a material interest apart from such director's interest in Generex. We also follow a practice requiring the approval by the Audit Committee for any transactions in which a director or an executive officer has a material interest apart from such director's or officer’s interest in Generex.

Related Transactions

One-Time Recompense Payment:  On December 9, 2005, our Board of Directors approved a one-time recompense payment in the aggregate amount of $1,000,000 for each of Ms. Gluskin, our former Chairwoman, Chief Executive Officer and President, and Ms. Rose Perri, our Chief Operating Officer, Chief Financial Officer and Treasurer, in recognition of the Company’s failure to remunerate each of Ms. Gluskin and Ms. Perri in each of the fiscal years ended July 31, 1998, 1999, 2000 and 2001 in a fair and reasonable manner commensurate with comparable industry standards and Ms. Gluskin’s and Ms. Perri’s duties, responsibilities and performance during such years. These amounts were payable (a) in cash at such time or times and in such amounts as determined solely by Ms. Gluskin or Ms. Perri, as applicable, and/or (b) in shares of our common stock at such time or times as determined by Ms. Gluskin or Ms. Perri, as applicable, provided that the conversion price for any such shares shall be equal to the average closing price of our common stock on the NASDAQ Capital Market for the 20 successive trading days immediately preceding, but not including, December 9, 2005.  The outstanding amounts were fully paid as of July 31, 2010.

Real Estate Transactions:  On December 9, 2005, our Board of Directors approved the grant to Ms. Perri of a right of first refusal in respect of any sale, transfer, assignment or other disposition of either or both real properties municipally known as 1740 Sismet Road, Mississauga, Ontario and 98 Stafford Drive, Brampton, Ontario (collectively, the “Properties”). We granted Ms. Perri this right in recognition of the fair market value transfer to us during the fiscal year ended July 31, 1998 by Ms. Perri (or parties related to her) of the Properties.

We use a management company to manage all of our real properties. The property management company is owned by Ms. Perri, Ms. Gluskin and the estate of Mark Perri, our former Chairman of the Board. In the fiscal years ended July 31, 2010 and 2009, we paid the management company approximately $55,691 and $47,981, respectively, in management fees. We believe that the amounts paid to the management company approximate the rates that would be charged by a non-affiliated property management company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that Generex's directors and executive officers, and any persons who own more than ten percent (10%) of Generex's common stock, file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Generex. Such persons are required by SEC regulations to furnish Generex with copies of all such reports that they file.  To the knowledge of Generex, based upon its review of these reports, all Section 16 reports required to be filed by its directors and executive officers during the fiscal year ended July 31, 2010 were filed on a timely basis, with the exception of the Statements of Changes in Beneficial Ownership of Securities on Form 4 filed on March 10, 2010 on behalf of each of the persons named below, which reports belatedly disclosed the Board of Directors’ determination on October 20, 2009 to extend the term of certain outstanding options through October 26, 2014 as follows:

Name of Executive Officer or Director	No. of Shares of Common Stock Underlying Option	Exercise Price per Share	Grant Date	Original Expiration Date	Extended Expiration Date
Anna Gluskin	250,000	$ 0.61	12/13/04	12/12/09	10/26/14
	1,120,704	$ 0.001	4/5/05	4/5/10	10/26/14
Rose Perri	250,000	$ 0.61	12/13/04	12/12/09	10/26/14
	576,752	$ 0.001	4/5/05	4/5/10	10/26/14
Mark Fletcher	250,000	$ 0.61	12/13/04	12/12/09	10/26/14
	470,726	$ 0.001	4/5/05	4/5/10	10/26/14
John P. Barratt	70,000	$ 0.94	10/26/04	10/26/09	10/26/14
	35,714	$ 0.001	4/5/05	4/5/10	10/26/14
	100,000	$ 0.56	4/5/05	4/4/10	10/26/14
Brian T. McGee	70,000	$ 0.94	10/26/04	10/26/09	10/26/14
	35,714	$ 0.001	4/5/05	4/5/10	10/26/14
	100,000	$ 0.56	4/5/05	4/4/10	10/26/14

OTHER INFORMATION

Annual Report

Copies of our Annual Report on Form 10-K for the fiscal year ended July 31, 2010, as amended (without exhibits or documents incorporated by reference therein), are available without charge to stockholders upon written request to the Secretary of Generex at Generex Biotechnology Corporation, 33 Harbour Square, Suite 202, Toronto, Ontario, Canada M5J 2G2, by calling 305-918-7000 or via the Internet at www.generex.com.

Stockholders are referred to the report for financial and other information about Generex, but such report is not incorporated in this proxy statement and is not a part of the proxy soliciting material.

Stockholder Proposals for the Next Annual Meeting

Any proposals of stockholders intended to be presented at the 2012 annual meeting of stockholders must be received by Generex at 33 Harbour Square, Suite 202, Toronto, Ontario, Canada M5J 2G2, no later than December 23, 2011 in order to be included in the proxy materials and form of proxy relating to such meeting.  It is suggested that stockholders submit any proposals by an internationally recognized overnight delivery service to the Secretary of Generex at its principal executive offices located at 33 Harbour Square, Suite 202, Toronto, Ontario, Canada M5J 2G2.  Such proposal must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy materials for such meeting.  The 2012 annual meeting is tentatively scheduled to take place in June 2012.

For business to be properly brought before the 2012 annual meeting by a stockholder in a form other than a stockholder proposal requested to be included in Generex’s proxy materials, any stockholder who wishes to bring such business before the annual meeting of stockholders must give notice of such business in writing to the Secretary of Generex not less than 60 nor more than 90 days prior to the annual meeting.  In the event that less than 70 days notice or prior disclosure of the date of the meeting is given or made to stockholders, notice of such business to be timely must be received by the Secretary of Generex not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. The stockholder's notice of such business must provide information about the stockholder proposing such business and the nature the business, as required by Generex's bylaws. A copy of these bylaw requirements will be provided upon request in writing to Mark Fletcher, Secretary, at the principal offices of Generex.

If there should be any change in the foregoing submission deadlines, Generex intends to publicly disseminate information concerning the change.

Appendix A
GENEREX BIOTECHNOLOGY CORPORATION
AUDIT COMMITTEE CHARTER

The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") to assist the Board in monitoring (1) the integrity of the Company's financial statements and reports and (2) the independence and performance of the Company's auditors. The Committee shall be solely responsible for the appointment, compensation, retention and oversight of the work of any independent auditors employed by the Company for the purpose of preparing or issuing an audit report or related work. The independent auditor so employed shall report directly to the Committee.

The Committee shall pre-approve all auditing and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that such delegation is in compliance with Section 10A(i)(3) of the Exchange Act and the rules thereunder and decisions of such subcommittees to grant pre-approvals shall be presented to the Committee at its next scheduled meeting. The Committee shall not delegate its responsibilities to pre-approve services performed by the independent auditors to management.

The Committee shall have the authority to retain independent legal, accounting or other consultants or advisors to advise it. The Committee shall have the authority to request any officer or employee of the Company or the Company's outside counsel, auditor or other consultant or advisor to attend a meeting of the Committee or to meet with any members of, or consultants or advisors to, the Committee. The Company shall provide sufficient funds to the Committee for the retention, use or employment of any legal, accounting or other consultant or advisor by the Committee that is necessary for the Committee to carry out its duties under this Charter.

The Committee shall:

1.	Review and reassess the adequacy of this Charter from time to time and recommend any proposed changes to the Board for approval.

2.	Review the Company's annual audited financial statements with management and the Company's independent auditor, including major issues regarding accounting and auditing principles and practices.

3.
Review with management and the Company's independent auditor any significant financial reporting issues and judgments observed by or brought to the attention of the Committee relative to the preparation of the Company's financial statements.

4.	Review the Company's quarterly financial statements prior to the filing of its Form 10-Q.

5.	Review any proposed major changes to the Company's auditing and accounting principles prior to their adoption.

6.
Receive periodic reports from the Company's independent auditor regarding the auditor's independence, discuss such reports with the auditor, and recommend any Board action deemed necessary and appropriate by the Committee to assure the independence of the auditor.

7.	Ensure the rotation of the audit partners of the independent auditor to the extent required by law.

8.
Recommend to the Board policies for the Company's hiring of employees, or former employees, of the Company's independent auditor who participated in any capacity in the audit of the Company, prior to the Company's hiring any such persons.

9.
Review and discuss reports from the independent auditor on: (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (c) other material communications between the independent auditor and management.

A-1

10.
Discuss with the independent auditor the matters required to be discussed with the Committee by the independent auditor under Statement on Auditing Standards No. 61 relating to the conduct of the audit of the Company's financial statements.

11.
Review with the Company's independent auditor any problems or difficulties the auditor may have encountered, as well as any management letter provided by the auditor and the Company's response to that letter.

12.
Review and discuss with management, the independent auditor and the Controller: (a) the adequacy and effectiveness of the Company's internal controls (including any significant deficiencies and significant changes in internal controls reported to the Committee by the independent auditor or management); (b) the Company's internal audit procedures; and (c) the adequacy and effectiveness of the Company's disclosures controls and procedures, and management reports thereon.

13.
Review disclosures made to the Committee by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

15.	Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

16.	Review with the Company's attorneys such legal matters as the Committee determines may have a material impact on the Company's financial statements.

17.	Evaluate together with the Board the performance of the Company's independent auditor.

18.	Review the appointment and any replacements of the Company's principal accounting officer.

19.
Establish procedures for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Committee shall consist of no fewer than three members. Each member of the Committee shall be independent and shall have the ability to read and understand financial statements, including the Company's balance sheet, income statement and cash flow statement. For purposes of this Charter, to be considered "independent" a Committee member: (1) must meet the independence requirements of the NASDAQ Stock Market, Inc. and any U.S. Securities and Exchange Commission regulation applicable to the Company; and (2) may not, other than in his or her capacity as a member of the Committee, (a) accept any consulting, advisory or other compensatory fee from the Company or any subsidiary thereof, or (b) be an affiliated person of the Company or any subsidiary thereof.

Committee members shall be members of the Board of the Company and shall be nominated and elected by the full Board annually. The full Board shall promptly fill vacancies that may occur on the Committee. At least one member of the Committee shall have past employment experience in finance or accounting, or comparable experience or background (including, for example, being or having been a chief executive officer, chief financial officer or other senior corporate officer with financial oversight responsibilities) which results in such member having financial sophistication. The qualifications of Committee members shall be determined by the full Board.

Meetings of the Committee may be called from time to time by the Chairman or any two members of the Committee upon not less than seventy-two (72) hours prior notice (which may but need not state the business intended to be conducted at the meeting), provided that a meeting may be held without such notice if all members are present or, if absent, waive notice of the meeting. A majority of the members of the Committee shall constitute a quorum for the purpose of taking any action upon any matter than may come before it, and the Committee may take any action which it is authorized to take as a  committee without the necessity of a meeting if all members of the Committee consent in writing in accordance with Section 141(f) of the Delaware General Corporation Law. The Chairman of the Committee shall promulgate such other rules or procedures as he or she deems necessary or appropriate for the proper and efficient conduct of the business of the Committee.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure the Company's compliance with laws and regulations relating to financial disclosure or any other area.

A-2

Appendix B

May 29, 2007

Corporate Governance and Nominating Committee Charter

This corporate governance and nominating committee (the “Committee”) charter was adopted by the board of directors (the “Board”) of Generex Biotechnology Corporation (the “Company”) on May 29, 2007.

This charter is intended as a component of the flexible framework within which the Board, assisted by its committees, directs the affairs of the Company. While it should be interpreted in the context of all applicable laws, regulations, and listing requirements, as well as in the context of the Company’s Certificate of Incorporation and bylaws, it is not intended to establish by its own force any legally binding obligations.

I.	Purpose

The Committee helps ensure that the Board governance system performs well, with specific responsibility for making recommendations to the Board on Board organization and procedures, performance evaluation of the Board and individual directors, and nomination of directors.  This Committee works closely with the President & Chief Executive Officer of the Company and the Chairperson of the Board.

The Board believes that diversity is an important attribute of a well-functioning board.  It is the responsibility of the Committee to recommend for selection a slate of qualified candidates to serve as directors of the Company.  Among the responsibilities of the Committee shall be to advise the Board on matters of diversity, including race, gender, culture, and geography, and recommend, as necessary, measures contributing to a board that, as a whole, reflects a range of viewpoints, backgrounds, skills, experience, and expertise.

II.	Committee Membership

Committee members must be a majority of independent directors, as defined by the NASDAQ Stock Market’s Marketplace Rules.

III.	Committee Meetings

The Committee shall meet on a regularly scheduled basis at least four times per year, or more frequently as circumstances dictate.

The Committee shall meet at least annually with the President & Chief Executive Officer of the Company and the General Counsel of the Company and any other corporate officers the Board and Committee deem appropriate to discuss and review the performance evaluations of officers and directors.

IV.	Key Responsibilities and Duties

The Committee will conduct an annual evaluation of its effectiveness, to determine if the purpose and responsibilities are consistent with the guidelines of this Charter of the Corporate Governance and Nominating Committee, and are clearly aligned with the Company's strategic corporate governance and nominating goals and objectives.

In addition, the Committee will:

1.	Review with the Board on an annual basis the appropriate skills and characteristics required on the Board in the context of the strategic direction of the Company.

2.
Review Board composition to ensure that the Board reflects a balance of knowledge, experience, skills, expertise, and diversity, including racial and gender diversity required for the Board to fulfill its duties.

(i).	Develop a set of criteria for Board membership that strives to attain a diversity of background and skills for the Board.

(ii).
Create a search protocol that seeks qualified Board candidates from, among other areas, the traditional corporate environment, government, academia, private enterprise, non-profit organizations, and professions such as accounting, human resources, and legal services.

(iii).
Strive for the inclusion of diverse groups, knowledge, and viewpoints. To accomplish this, the committee may retain an executive search firm to help meet the committee’s diversity objective, as well as form alliances with organizations representing the interests of women and minorities. In connection with its efforts to create and maintain a diverse board, the governance committee will:

Develop recruitment protocols that seek to include diverse candidates in any director search. These protocols should take into account that qualified, but often overlooked, candidates may be found at the senior levels in a broad array of organizations, including academic institutions, privately held businesses, nonprofit organizations, and trade associations, in addition to the traditional candidate pool of corporate directors and officers.

Strive to use, to their fullest potential, the current network of organizations and trade groups that may help identify diverse candidates.

Periodically review director recruitment and selection protocols so that diversity remains a component of any director search.

(iv).
The Committee shall seek diverse populations, expertise, and viewpoints for representation on the Board. The Board recognizes, however, that the representation of any specific characteristic may vary over time.

3.	Manage the process whereby the full Board annually assesses its performance, and then report the results of this evaluation to the Board along with any recommendations for improvements.

4.
Manage the process whereby the current Board members are evaluated individually by the Board at the time they are considered for re-nomination, and provide advice to individual Board members based on these evaluations.

5.
Upon receiving the resignation letter required from any director who makes a principal occupation change (including retirement), and after considering advice from the Chairperson of the Board and the President & Chief Executive Officer of the Company, recommend to the full Board whether to accept the resignation.

6.	Recommend for Board approval a definition of what constitutes an independent director. The definition should be in compliance with relevant standards by regulators and listing bodies.

7.	Investigate any potential conflict of interest by a director as assigned to it by the Board.

8.
Recommend to the Board the existing directors to be re-nominated, after considering the appropriate skills and characteristics required on the Board, the current makeup of the Board, the results of the individual evaluations of the directors, and the wishes of existing Board members to be re-nominated.

9.	Review with the Board on an annual basis the appropriate skills and characteristics required of new Board members. (See also items 1, 2, and 4.)

10.
Solicit nominations for new directors and screen the list of potential new directors submitted to it by other directors or any other sources.  Decide whether the assistance of a search firm is needed, and, if so, choose the firm.  This Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm’s fees and other retention terms.

11.
After a review of Board candidates and after considering the advice of the chairperson of the Board and the President & Chief Executive Officer of the Company, designate which candidates are to be interviewed.  Candidates at a minimum are interviewed by the chairperson of this Committee, the chairperson of the Board, and the President & Chief Executive Officer of the Company, but may be interviewed by other directors.

12.
After the interviews, recommend for Board approval any new directors to be nominated.  Prior to the final vote of the Board on the nomination of a new director, arrange for the selected candidate to meet all existing directors not yet met.

13.	Design an orientation program for new directors and consult with them on their progress.

14.
Recommend committee assignments, including committee chairmanships, to the full Board for approval.  This is done after receiving advice from the chairperson of the Board and the President & Chief Executive Officer of the Company, and with consideration of the desires of individual Board members.

15.	Review annually the corporate governance guidelines and committee charters and recommend to the Board any needed changes.

16.	Keep abreast of the developments in the corporate governance field that might affect the Company.

17.	Jointly with the Company’s Compensation Committee, recommend to the Board the compensation to be paid to directors, including the chairperson of the Board.

18.	If a separate chairperson of the Board or a lead director has not been selected, then the governance and nominating committee has two additional duties:

(i).	Work with the chairperson of the Compensation Committee on issues of management objectives, Chief Executive Officer evaluation, and management development and succession.

(ii).
Work with the Chief Executive Officer of the Company to establish an annual schedule of agenda items and present this proposed schedule to the Board for approval at its first meeting of the year. The chairperson of this Committee meets with the Chief Executive Officer of the Company as needed during the year to discuss a specific agenda for each Board meeting.

V.	Authority

This Committee has the power to delegate aspects of its work to independent subcommittees, with Board approval.  Furthermore, the Board may allocate any of the responsibilities of this committee to a separate committee, provided that the committee is composed of a majority of independent directors.  Any such committee must have a published committee charter.

Appendix C
FORM OF CERTIFICATE OF AMENDMENT
TO
RESTATED CERTIFICATE OF INCORPORATION
OF
GENEREX BIOTECHNOLOGY CORPORATION

Generex Biotechnology Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”),

DOES HEREBY CERTIFY:

FIRST:     That, in accordance with Section 242 of the DGCL, the Board of Directors of Generex Biotechnology Corporation (the “Corporation”), by unanimous written consent filed with the minutes of the Board of Directors, duly adopted by resolution the amendment (the “Amendment”) to the Corporation’s Restated Certificate of Incorporation (the “Certificate of Incorporation”) and directed that said Amendment be submitted to the stockholders of the Corporation for consideration.

SECOND:     That thereafter, the holders of a majority of the outstanding stock of the Corporation entitled to vote thereon approved the Amendment at a special meeting of the Corporation’s stockholders in accordance with Section 242 of the DGCL.

THIRD:     Effective upon the filing of this Certificate of Amendment with the Delaware Secretary of State, the Certificate of Incorporation is hereby amended by deleting Article FOURTH in its entirety and replacing it with the following:

“FOURTH: The aggregate number of shares of all classes of stock that this Corporation shall have the authority to issue after giving effect to the Reverse Stock Split (as defined herein) is [            ]1 shares, consisting of (a) [            ] shares of common stock, par value $.001 per share, and (b) 1,000,000 shares of preferred stock, par value $.001 per share.  The preferred stock may be issued in one or more series and may have preferences as to dividends and to liquidation of the Corporation.  The Board of Directors of the Corporation shall establish the specific rights, preferences, voting privileges and restrictions of such preferred stock or any series thereof.

“Upon the filing and effectiveness (the “Effective Time”) of this Certificate if Amendment to the Restated Certificate of Incorporation, each [number]2 shares of the Corporation’s common stock, issued and outstanding immediately prior to the Effective Time, shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of common stock without any further action by the Corporation or the holder thereof, subject to treatment of fractional share interests as described below (the “Reverse Stock Split”).  No certificates representing fractional shares shall be issued in connection with the Reverse Stock Split.  Stockholders who otherwise would be entitled to receive a fractional share of common stock shall be entitled to receive from the Corporation’s transfer agent, in lieu of any fractional share, the number of shares rounded up to the next whole number. Each certificate that immediately prior to the Effective Time represented shares of common stock (“Old Certificates”) shall thereafter represent that number of shares of common Stock into which the shares of common stock represented by such Old Certificate shall have been combined, subject to the elimination of fractional share interests as set forth above.  Shares of common stock that were outstanding prior to the Effective Time and that are not outstanding after the Effective Time shall resume the status of authorized but unissued shares of common stock.”

FOURTH:     This Certificate of Amendment will be effective upon filing.

IN WITNESS WHEREOF, Generex Biotechnology Corporation has caused this Certificate of Amendment to the Restated Certificate of Amendment to be signed by Mark A. Fletcher, its President & Chief Executive Officer, this      day of                     , 201_.

GENEREX BIOTECHNOLOGY CORPORATION

By:
Mark A. Fletcher
President & Chief Executive Officer

1 Following the Reverse Stock Split, the number of authorized shares of Common Stock will be reduced in proportion to the ratio utilized by the Board of Directors in the Reverse Stock Split.

2 The ratio for the Reverse Stock Split will selected by our Board of Directors in its discretion.

C-1

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
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THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR the following:

	For	Against	Abstain
1. Election of Directors			
1a John P. Barratt	☐	☐	☐
1b Brian T. McGee	☐	☐	☐
1c Nola E. Masterson	☐	☐	☐
1d Mark A. Fletcher	☐	☐	☐
1e Eric von Hofe, Ph.D.	☐	☐	☐
1f James H. Anderson, Jr.,	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2 Advisory vote on executive compensation.	☐	☐	☐

The Board of Directors recommends you vote 2 YEARS on the following proposal:

	1 year	2 years	3 years	Abstain
3 Advisory vote on the frequency of a stockholder vote on executive compensation.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 4, 5 and 6.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000104810_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com .

GENEREX BIOTECHNOLOGY CORPORATION
This proxy is solicited on behalf of the Board of Directors
Annual Meeting of Stockholders
June 8, 2011

The undersigned hereby appoint(s) JOHN P. BARRATT and MARK A. FLETCHER, and each of them acting solely, as proxies, each with the power to appoint his/her substitute(s), and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Generex Biotechnology Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at the Grandy Hyatt New York, 109 East 42nd Street at Grand Central Terminal, New York, New York, USA 10017 on Wednesday, June 8, 2011, at 12:00 pm (local time), and any adjournment or postponement thereof.

THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN AND ACKNOWLEDGES RECEIPT OF THE NOTICE AND PROXY STATEMENT FOR THE ANNUAL MEETING.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 4, 5 AND 6, "2 YEARS" ON ITEM 3, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

0000104810_2 R1.0.0.11699

Continued and to be signed on reverse side